As filed with the U.S. Securities and Exchange Commission on June 11, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21666

Hatteras Master Fund, L.P.
(Exact name of registrant as specified in charter)

8510 Colonnade Center Drive Suite 150

Raleigh, NC 27615

(Address of principal executive offices) (Zip code)

David B. Perkins

8510 Colonnade Center Drive Suite 150

Raleigh, NC 27615

(Name and address of agent for service)

919-846-2324

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Item 1. Reports to Stockholders.

ANNUAL REPORT MARCH 31, 2020

Hatteras Core Alternatives Fund, L.P.

Hatteras Core Alternatives TEI Fund, L.P.

Hatteras Core Alternatives Institutional Fund, L.P.

Hatteras Core Alternatives TEI Institutional Fund, L.P.

Beginning on January 1, 2021 as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Funds by calling 1-800-504-9070 or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Funds, calling 1-800-504-9070 to let the Funds know of your request. Your election to receive in paper will apply to all funds held in your account.

Annual Review (unaudited)

For the fiscal year ended March 31, 2020, on a net basis, the Core Alternatives Institutional Fund, L.P. returned -10.08%, the Core Alternatives Fund, L.P. returned -10.36%, the Core Alternatives TEI Fund, L.P. returned -10.13%, and the Core Alternatives TEI Institutional Fund, L.P. returned -10.40%. Each Fund invests substantially all of its assets, directly or indirectly, in Hatteras Master Fund, L.P. (the “Master Fund”). Returns of the Funds will differ since the Funds have different expenses. Fund performance underperformed its benchmark, the HFRX Global Hedge Index, which returned -1.39% for the period.

Description of the Funds’ annual performance as follows is based on information prior to finalization of March 31 valuations. The period that was not included resulted in a significant unrealized loss of approximately -7.0% as a result of the COVID-19 pandemic’s impact on the market. Actual results presented in the audited financial statements include the unrealized losses for this period.

Within the Core Alternatives Institutional Fund, Private Investments drove performance for the year, with gains of +8.53% (Gross), while Hedged Investments returned -5.76% (Gross). The Private Investments portfolio’s gains were led by the Buyout, Growth Capital and Venture Capital categories. Within Hedged Investments, losses were driven by the Event Driven and Relative Value categories. At the end of the fiscal year, Private Investment exposure was 76% and Hedged Investments comprised 23% of the Fund.

Private Investments

Private Investments returned + 8.53% (Gross) for the period. Buyout was the top performer for the year, followed by the Growth Capital and Venture Capital categories. Private Debt funds were flat, while Real Estate and Energy & Natural Resources category were detractors for the period.

Buyout was the Fund’s top performing category for the fiscal year. The top contributor was a 2008 vintage technology fund which restructured mid-year and provided full liquidity at a 123% premium to the March 2019 balance. The largest remaining investment was an electronic bill payment company that had shown a strong growth trajectory in recent years. The restructuring terms and associated premium were attractive relative to further term extensions. Another strong contributor was a fund which targets direct investments and fund restructurings within the secondary market. Gains were driven by write-ups following transactions that were closed during the period, including investments in a peer-to-peer lending company, an internet content management company and a portfolio of private equity funds, all of which were purchased at attractive discounts. Smaller contributors within the Buyout category included a group of sector specialist funds focused on investments in the financials, technology and health care sectors.

The Growth Capital category was the second largest contributor, driven by several funds that focus on expansion stage investments in China. The top performer was a fund that had a successful IPO in 2018 in the cloud computing and network security industry which continued to hold shares after the lock-up period due to the fund’s sizable stake in the company. Outside of China, another contributor was a global growth capital fund where gains were driven by a U.S.-based enterprise software company with large operations in India that was marked up following a new funding round in November.

Venture Capital also contributed to annual performance with gains in biotech investments, a mobile banking company, and an online payment processing company. A biotech focused fund generated strong annual gains as two of its private positions were acquired by large pharmaceutical companies at material premiums, another portfolio company had a successful IPO in April, and a 2018 IPO position rallied with the release of positive clinical trial results. A technology-focused fund’s gains were driven by a mobile banking company which continued to show strong growth and raised additional capital at a higher valuation late in the year. Two venture capital funds from the same general partner similarly had gains in a rapidly growing online payment processing company which completed a new funding round in September.

A detractor for the period was a secondary transaction executed at the end of the second quarter that reduced the Fund’s exposure to the Venture Capital, Growth Capital and Credit categories. Specifically, this transaction reduced exposure to private funds that held public equity positions, reduced volatile Venture Capital positions, and trimmed the overweight to investments in Asia. These sales were matched with an increase to domestic Buyout exposure and, in aggregate, contributed to quarterly performance while upgrading the overall quality of the Private Investments portfolio.

Energy & Natural Resources was the largest detractor for the year. Losses bookended the year, with declines during the Fund’s first and fourth quarters. Two funds which focus on investments in metals and mining companies, and are managed by the same general partner, were also among the largest detractors for the period. Losses in these funds were driven by a markdown in the valuation of a lithium mining company. Several funds and related co-investments with a focus on oil and gas investments had unrealized losses in underlying portfolio companies with markdowns in valuations in response to commodity price volatility.

The Fund received approximately $81 million in net cash flows during the 12-month period. Distribution activity was led by a fund restructuring within Buyout and the expiration of the lock-up period for an IPO in the ridesharing industry within the Venture Capital category.

1

Annual Review (unaudited) (continued)

Hedged Investments

Hedged Investments returned -5.76% (Gross) for the period. All four categories posted negative performance for the year. Losses were driven by the Event Driven and Relative Value categories, while the Long/Short Equity and Macro categories were modest detractors.

Event Driven was the largest detractor in Hedged Investments portfolio during the year. A multi-strategy event driven manager with an activist focus detracted as losses during the first quarter of 2020 more than offset gains in prior quarters with losses in long equity positions in response to the COVID-19 pandemic. Similarly, a distressed credit focused manager was down for the year due to losses in long credit and equity positions tied to the coronavirus crisis. Two related side pocket positions, comprised of the remaining assets from distressed debt funds sold in 2012 and 2013, were also detractors for the annual period. A common asset held within each position is a satellite communications company which was marked down to reflect a declining financial status as the company.

Relative Value was the second largest detractor during the year with the Hedged Investments portfolio. A risk premia strategy was added in the second half of 2019 and posted declines during the first quarter of 2020 with losses driven by U.S. and Emerging Markets equity positions. A multi-strategy manager stayed true to their mandate and maintained a low beta, market neutral stance, but still had losses across their sub-strategies as relative value broadly dislocated as the COVID-19 pandemic rattled markets. The manager had losses across within relative value Corporate Credit, Emerging Markets and Event Driven sub-strategies.

Long/Short Equity was a small detractor and the allocation was actively reduced during the year. Losses were driven by a global generalist manger who maintained an Asia focused portfolio and had losses in Chinese and Indian long positions during the third quarter. The manager was partially redeemed during the year, with a full redemption occurring at the end of 2019. Entering 2020, no active investments were held within the category. While legacy side pocket exposure will remain, it is modest and represents approximately one percent of the Fund. It should be noted that equity risk remains in the Fund, most notably through the mature private equity portfolio, but also through active Event Driven managers which have the ability to dynamically trade across the capital structure.

The Macro category was also a small detractor as losses from the first quarter of 2020 offset gains in prior quarters. A contributor for the period was a systematic manager that generated the bulk of its gains from long positions in global bonds derived from trend following models. A discretionary trading manager had losses during the first quarter of 2020 more than offset gains in prior quarters with losses in equity volatility and corporate credit trades in response to the COVID-19 pandemic.

2

Fund Outlook (unaudited)

Looking ahead, markets face a great deal of uncertainty amidst the COVID-19 pandemic. Unprecedented stimulus measures from global central banks and governments have provided some stability across markets, but the unknown duration of the pandemic and related restrictions on economies could spur pockets of elevated volatility during the remainder of 2020, and potentially longer. Much will depend on the development of a coronavirus vaccine, the re-opening of economies across the global, and the ability to avoid a second wave of the virus. Short-term impacts on consumers and unemployment as well as corporate deal making and earnings will be material, while the long-term implications will be questioned in the coming quarters. We believe positioning in the Fund, diversified across private and hedged investment strategies, offers investors immediate access to a mature, evergreen private investments program for growth and a multi-manager hedge fund portfolio for potential volatility management.

We believe the portfolio construction efforts completed over the last three years, across both the Private Investments and Hedged Investments portfolios, have left the Fund better positioned to navigate the current market environment. Within Private Investments, transactions were completed during each of the last two years to reduce exposure to more volatile areas such as Energy, Venture Capital, Asia and private funds that held public equity positions. These sales were matched with additions to Domestic Buyout, and specifically via a relationship sourced by the Fund’s Sub-advisor, Portfolio Advisors, which was able to purchase what we consider to be high quality assets at attractive discounts and mitigate the short-term impact of the corresponding secondary sales. We believe the Fund’s mature Private Investment portfolio, which is now largely in harvest phase, is well positioned to provide both liquidity and performance as underlying positions are exited. Within Hedged Investments, the portfolio has been repositioned to better complement the Private Investment portfolio and provide diversification and volatility management for the Fund. To achieve this, the Long/Short Equity category has been actively reduced and no active Long/Short Equity managers will be held in the Fund entering 2020. New managers have been hired within the Event Driven, Macro and Relative Value categories, focusing on larger organizations with proven track records and multi-strategy characteristics. We believe the use of multi-strategy funds that can invest across sectors and asset classes will allow the Hedged Investment portfolio to be more dynamic in an environment with uncertainties abound.

3

Performance Summary1 (UNAUDITED)

HATTERAS CORE ALTERNATIVES FUND, L.P. (INCEPTION DATE: APRIL 1, 2005)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2020	-0.52%	-0.83%	-9.20%										-10.42%
2019	0.44%	0.49%	5.30%	-3.32%	2.25%	0.39%	-0.18%	0.93%	-0.90%	-0.64%	0.34%	1.02%	6.09%
2018	0.78%	-0.12%	3.10%	-1.31%	0.34%	-0.08%	1.27%	2.93%	-0.05%	0.25%	-0.97%	-0.02%	6.20%
2017	0.14%	0.02%	1.96%	0.46%	0.58%	-0.44%	0.87%	0.57%	-0.40%	0.01%	0.52%	0.22%	4.57%
2016	-2.16%	-2.72%	-1.21%	-0.29%	-0.22%	-0.19%	1.58%	1.21%	0.47%	0.04%	-0.09%	0.16%	-3.44%
2015	0.08%	1.84%	-0.11%	0.53%	1.39%	-0.24%	1.87%	-1.25%	-1.59%	-1.46%	-0.11%	0.14%	1.02%
2014	0.60%	1.54%	-0.64%	-1.38%	1.39%	2.07%	0.16%	1.47%	0.34%	0.57%	0.67%	-0.94%	5.92%
2013	1.16%	-0.03%	0.54%	-0.39%	0.59%	-0.53%	0.94%	-0.50%	1.81%	1.88%	1.50%	2.94%	10.31%
2012	1.96%	0.89%	-0.18%	0.07%	-0.58%	0.01%	0.50%	0.74%	0.64%	-0.04%	0.08%	0.94%	5.10%
2011	0.41%	1.09%	0.69%	0.83%	-0.22%	-0.79%	0.19%	-2.37%	-3.27%	1.02%	-0.96%	-0.56%	-3.97%
2010	-0.30%	0.06%	1.72%	0.94%	-2.63%	-1.13%	0.34%	-0.11%	2.29%	1.30%	0.28%	2.31%	5.06%
2009	0.17%	-0.43%	-0.50%	0.49%	3.69%	0.79%	2.20%	1.20%	2.39%	0.11%	0.85%	0.95%	12.50%
2008	-2.89%	1.86%	-2.88%	1.57%	2.10%	-0.48%	-2.84%	-1.53%	-8.28%	-7.54%	-4.29%	-1.01%	-23.79%
2007	0.97%	0.67%	1.60%	1.86%	2.01%	0.78%	-0.05%	-1.85%	1.93%	2.71%	-1.72%	0.92%	10.16%
2006	2.80%	-0.20%	1.74%	1.10%	-1.97%	-0.75%	0.37%	0.76%	0.26%	1.60%	2.09%	0.93%	8.98%
2005	-1.54%	0.26%	1.46%	2.16%	0.48%	1.39%	-1.46%	1.35%	1.85%	6.04%

Returns	Fund	S&P 500[3]	HFRXGL[3]	Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	-10.42%	-19.60%	-6.85%	Cumulative Return	49.86%	199.24%	7.01%
1-Year	-10.08%	-6.98%	-1.39%	Standard Deviation[4]	5.44%	14.36%	5.60%
3-Year (average annual)	3.84%	5.10%	-0.54%	Largest Drawdown[5]	-24.98%	-50.95%	-25.21%
5-Year (average annual)	1.71%	6.73%	-0.65%	Drawdown — # of months[6]	17	16	14
10-Year (average annual)	3.07%	10.53%	0.23%
Annualized Since Inception	2.73%	7.58%	0.45%

HATTERAS CORE ALTERNATIVES TEI FUND, L.P. (INCEPTION DATE: APRIL 1, 2005)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2020	-0.56%	-0.87%	-9.25%										-10.54%
2019	0.42%	0.47%	5.35%	-3.35%	2.24%	0.40%	-0.19%	0.92%	-0.94%	-0.67%	0.30%	0.98%	5.89%
2018	0.72%	-0.09%	3.00%	-1.33%	0.32%	-0.10%	1.25%	2.92%	-0.07%	0.23%	-0.99%	-0.04%	5.90%
2017	0.13%	0.01%	1.96%	0.45%	0.58%	-0.46%	0.85%	0.56%	-0.41%	0.00%	0.50%	0.01%	4.29%
2016	-2.17%	-2.73%	-1.28%	-0.31%	-0.22%	0.00%	1.57%	1.21%	0.48%	0.04%	-0.09%	0.17%	-3.55%
2015	0.08%	1.83%	-0.12%	0.52%	1.28%	0.29%	1.68%	-1.14%	-1.47%	-1.48%	-0.13%	0.12%	0.90%
2014	0.59%	1.52%	-0.65%	-1.40%	1.39%	2.06%	0.14%	1.48%	0.35%	0.57%	0.67%	-0.94%	5.89%
2013	1.15%	-0.04%	0.48%	-0.39%	0.59%	0.00%	0.92%	-0.52%	1.77%	1.85%	1.47%	2.92%	10.02%
2012	1.94%	0.88%	-0.20%	0.06%	-0.59%	0.00%	0.49%	0.73%	0.63%	-0.05%	0.08%	0.93%	4.99%
2011	0.41%	1.09%	0.68%	0.83%	-0.22%	-0.79%	0.19%	-2.37%	-3.28%	1.01%	-0.96%	-0.59%	-4.02%
2010	-0.34%	0.06%	1.72%	0.94%	-2.63%	-1.12%	0.35%	-0.12%	2.27%	1.28%	0.26%	2.29%	4.95%
2009	0.16%	-0.44%	-0.50%	0.47%	3.71%	0.79%	2.19%	1.20%	2.39%	0.11%	0.85%	0.95%	12.48%
2008	-2.95%	1.82%	-2.92%	1.53%	2.08%	-0.52%	-2.88%	-1.57%	-8.33%	-7.56%	-4.31%	-0.86%	-23.98%
2007	0.94%	0.64%	1.58%	1.83%	1.99%	0.75%	-0.07%	-1.88%	1.89%	2.68%	-1.74%	0.87%	9.79%
2006	2.77%	-0.20%	1.72%	1.09%	-1.98%	-0.75%	0.37%	0.72%	0.23%	1.57%	2.05%	0.90%	8.73%
2005	-1.54%	0.26%	1.46%	2.16%	0.48%	1.39%	-1.46%	1.32%	1.82%	5.97%

Returns	Fund	S&P 500[3]	HFRXGL[3]	Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	-10.54%	-19.60%	-6.85%	Cumulative Return	46.02%	199.24%	7.01%
1-Year	-10.36%	-6.98%	-1.39%	Standard Deviation[4]	5.44%	14.36%	5.60%
3-Year (average annual)	3.53%	5.10%	-0.54%	Largest Drawdown[5]	-25.23%	-50.95%	-25.21%
5-Year (average annual)	1.48%	6.73%	-0.65%	Drawdown — # of months[6]	17	16	14
10-Year (average annual)	2.90%	10.53%	0.23%
Annualized Since Inception	2.56%	7.58%	0.45%

1.

Performance results and calculations after the Funds’ most recent fiscal year are unaudited. The principal value of the Funds will fluctuate so that an investor’s units, when redeemed, may be worth more or less than the original cost. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of the 2% redemption fee, which would reduce returns shown above. Past performance does not guarantee future results and current performance may be lower or higher than the figures shown. The net expense ratio and total expense ratio for the Hatteras Core Alternatives Fund, L.P. are 2.30% and 5.61%, respectively. The net expense ratio and total expense ratio for the Hatteras Core Alternatives TEI Fund, L.P. are 2.49% and 5.80%, respectively. The total expense ratio for both funds includes Acquired Fund Fees and Expenses of 3.31%. Please see the current Prospectus for detailed information regarding the expenses of the Funds.

2.

Cumulative return. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of placement fees, if applicable, which would reduce returns noted above.

3.

S&P 500 Index and HFRX Global Hedge Fund Index (HFRXGL) data are sourced from Bloomberg. The indices are unmanaged portfolios of securities. Their performance results do not reflect the deduction of management fees, incentive compensation, commissions or other expenses. An investor cannot invest directly in an index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock’s weight in the Index proportionate to its market value. HFRXGL is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

4.	Measurement of the investment’s volatility.
5.	The peak to trough decline of an investment.
6.	Number of months of a peak to trough decline of an investment.

4

Performance Summary1 (UNAUDITED)

HATTERAS CORE ALTERNATIVES INSTITUTIONAL FUND, L.P. (INCEPTION DATE: JANUARY 1, 2007)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2020	-0.52%	-0.83%	-9.17%										-10.38%
2019	0.44%	0.51%	5.33%	-3.32%	2.25%	0.39%	-0.18%	0.93%	-0.90%	-0.64%	0.34%	1.02%	6.14%
2018	0.72%	-0.07%	3.01%	-1.30%	0.35%	-0.08%	1.27%	2.94%	-0.04%	0.25%	-0.97%	-0.02%	6.12%
2017	0.14%	0.04%	1.97%	0.45%	0.59%	-0.44%	0.87%	0.58%	-0.40%	0.01%	0.53%	0.21%	4.65%
2016	-2.09%	-2.65%	-1.20%	-0.22%	-0.14%	-0.11%	1.65%	1.21%	0.47%	0.04%	-0.09%	0.17%	-3.00%
2015	0.14%	1.72%	-0.05%	0.54%	1.32%	-0.15%	1.76%	-1.07%	-1.38%	-1.26%	-0.04%	0.19%	1.66%
2014	0.60%	1.44%	-0.52%	-1.19%	1.31%	1.93%	0.20%	1.39%	0.37%	0.58%	0.66%	-0.79%	6.09%
2013	1.23%	0.03%	0.59%	-0.32%	0.65%	-0.46%	1.00%	-0.43%	1.87%	1.94%	1.57%	2.75%	10.87%
2012	2.03%	0.96%	-0.12%	0.13%	-0.52%	0.07%	0.56%	0.80%	0.70%	0.02%	0.15%	1.00%	5.92%
2011	0.47%	1.15%	0.75%	0.89%	-0.16%	-0.72%	0.25%	-2.31%	-3.20%	1.09%	-0.89%	-0.50%	-3.23%
2010	-0.24%	0.12%	1.78%	1.01%	-2.57%	-1.06%	0.41%	-0.04%	2.36%	1.36%	0.34%	2.37%	5.89%
2009	0.24%	-0.36%	-0.45%	0.55%	3.75%	0.86%	2.27%	1.27%	2.46%	0.17%	0.91%	1.01%	13.35%
2008	-2.85%	1.91%	-2.81%	1.63%	2.14%	-0.42%	-2.78%	-1.47%	-8.22%	-7.50%	-4.23%	-0.94%	-23.27%
2007	1.12%	0.73%	1.65%	1.89%	2.06%	0.82%	0.00%	-1.89%	2.00%	2.75%	-1.71%	0.97%	10.76%

Returns	Fund	S&P 500[3]	HFRXGL[3]	Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	-10.38%	-19.60%	-6.85%	Cumulative Return	37.81%	141.03%	-5.64%
1-Year	-10.13%	-6.98%	-1.39%	Standard Deviation[4]	5.48%	15.00%	5.72%
3-Year (average annual)	3.84%	5.10%	-0.54%	Largest Drawdown[5]	-24.29%	-50.95%	-25.21%
5-Year (average annual)	1.93%	6.73%	-0.65%	Drawdown — # of months[6]	17	16	14
10-Year (average annual)	3.47%	10.53%	0.23%
Annualized Since Inception	2.45%	6.86%	-0.44%

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P. (INCEPTION DATE: FEBRUARY 1, 2007)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2020	-0.56%	-0.87%	-9.23%										-10.52%
2019	0.42%	0.48%	5.31%	-3.34%	2.25%	0.40%	-0.19%	0.92%	-0.94%	-0.67%	0.30%	0.99%	5.90%
2018	0.72%	-0.07%	3.01%	-1.32%	0.33%	-0.09%	1.26%	2.93%	-0.06%	0.24%	-0.98%	-0.03%	6.02%
2017	0.14%	0.03%	1.98%	0.46%	0.59%	-0.44%	0.87%	0.57%	-0.40%	0.01%	0.52%	0.20%	4.63%
2016	-2.09%	-2.65%	-1.24%	-0.24%	-0.14%	-0.11%	1.64%	1.22%	0.49%	0.04%	-0.08%	0.18%	-3.03%
2015	0.14%	1.72%	-0.04%	0.54%	1.32%	-0.15%	1.75%	-1.08%	-1.39%	-1.27%	-0.05%	0.18%	1.62%
2014	0.59%	1.44%	-0.52%	-1.20%	1.30%	1.93%	0.19%	1.40%	0.38%	0.58%	0.67%	-0.79%	6.10%
2013	1.10%	0.03%	0.47%	-0.29%	0.59%	-0.43%	0.90%	-0.41%	1.67%	1.73%	1.40%	2.71%	9.84%
2012	2.01%	0.94%	-0.13%	0.13%	-0.52%	0.07%	0.56%	0.80%	0.70%	0.02%	0.14%	1.00%	5.85%
2011	0.48%	1.16%	0.69%	0.81%	-0.14%	-0.65%	0.23%	-2.24%	-3.21%	1.07%	-0.91%	-0.51%	-3.26%
2010	-0.23%	0.13%	1.79%	1.01%	-2.56%	-1.06%	0.42%	-0.05%	2.34%	1.35%	0.33%	2.36%	5.88%
2009	0.24%	-0.36%	-0.43%	0.54%	3.74%	0.85%	2.26%	1.27%	2.46%	0.18%	0.92%	1.02%	13.37%
2008	-2.87%	1.87%	-2.83%	1.59%	2.09%	-0.44%	-2.82%	-1.50%	-8.26%	-7.51%	-4.24%	-0.91%	-23.48%
2007	0.71%	1.62%	1.87%	2.03%	0.80%	-0.04%	-1.95%	2.01%	2.72%	-1.76%	0.96%	9.23%

Returns	Fund	S&P 500[3]	HFRXGL[3]	Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	-10.52%	-19.60%	-6.85%	Cumulative Return	33.43%	137.44%	-7.03%
1-Year	-10.40%	-6.98%	-1.39%	Standard Deviation[4]	5.48%	15.15%	5.72%
3-Year (average annual)	3.68%	5.10%	-0.54%	Largest Drawdown[5]	-24.53%	-50.95%	-25.21%
5-Year (average annual)	1.82%	6.73%	-0.65%	Drawdown — # of months[6]	17	16	14
10-Year (average annual)	3.31%	10.53%	0.23%
Annualized Since Inception	2.21%	6.79%	-0.55%

1

Performance results and calculations after the Funds’ most recent fiscal year are unaudited. The principal value of the Funds will fluctuate so that an investor’s units, when redeemed, may be worth more or less than the original cost. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of the 2% redemption fee or up-front placement fees, which would reduce returns shown above. Past performance does not guarantee future results and current performance may be lower or higher than the figures shown. The net expense ratio and total expense ratio for the Hatteras Core Alternatives Institutional Fund, L.P. are 2.24% and 5.55%, respectively. The net expense ratio and total expense ratio for the Hatteras Core Alternatives TEI Institutional Fund, L.P. are 2.43% and 5.74%, respectively. The total expense ratio for both funds includes Acquired Fund Fees and Expenses of 3.31%. Please see the current Prospectus for detailed information regarding the expenses of the Funds.

2.

Cumulative return. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of placement fees, if applicable, which would reduce returns noted above.

3.

S&P 500 Index and HFRX Global Hedge Fund Index (HFRXGL) data are sourced from Bloomberg. The indices are unmanaged portfolios of securities. Their performance results do not reflect the deduction of management fees, incentive compensation, commissions or other expenses. An investor cannot invest directly in an index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock’s weight in the Index proportionate to its market value. HFRXGL is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

4.	Measurement of the investment’s volatility.
5.	The peak to trough decline of an investment.
6.	Number of months of a peak to trough decline of an investment.

5

Performance Summary (UNAUDITED)

ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS

Strategies	Target Allocation	Allocation Actual	# of Funds
Hedge Fund Strategies	50%	19%	23
Private Investments	50%	76%	113
Private Companies	0%	0%	1
Private Company Call Options	0%	0%	1
Mutual Funds	0%	5%	1
Total	100%	100%	139

6

Top 10 Holdings (UNAUDITED)

	Capital Balance March 31, 2020	Percent of Partners’ Capital
Sweetwater Secondaries Fund II LP	$21,536,120	7.20%
Orchid Asia IV, L.P	18,537,380	6.19%
The Founders Fund III, L.P.	17,098,080	5.71%
Goldman Sachs Absolute Return Tracker Fund - Institutional Class	14,703,072	4.91%
ECP IHS (Mauritius) Limited	11,936,737	3.99%
The Founders Fund IV, L.P.	9,811,082	3.28%
Third Point Partners Qualified, L.P.	9,700,940	3.24%
HBK Multi-Strategy Fund, L.P.	9,657,224	3.23%
BDCM Partners I, L.P.	9,565,544	3.20%
Senator Global Opportunity Fund	8,083,827	2.70%

Portfolio composition will change due to ongoing management of the Master Fund.

7

Definitions (UNAUDITED)

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha. In other words, alpha is often considered to represent the value that a portfolio manager adds to or subtracts from a fund’s return. A positive alpha of 1.0 means the fund has outperformed its benchmark index by 1%. Correspondingly, a similar negative alpha would indicate an underperformance of 1%.

HFRX Global Hedge Fund Index: Index data, sourced from Hedge Funds Research, Inc., is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. You cannot invest directly in an index. Benchmark performance should not be considered reflective of performance of the Funds.

HFRX Equity Hedge Index: Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, or almost all, invested in equities, long and short. You cannot invest directly in an index. Benchmark performance should not be considered reflective of performance of the Funds.

S&P 500 Total Return Index: The Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock’s weight in the Index proportionate to its market value. You cannot invest directly in an index. Benchmark performance should not be considered reflective of performance of the Funds.

8

Strategy Definitions (UNAUDITED)

Private Investments: Investing in equity-oriented securities through a privately negotiated process. The majority of private investment transactions involve companies that are not publicly traded. Private investments are used by companies that have achieved various stages of development. Most investors access this strategy by investing in private equity funds or private equity funds of funds.

Hedged Investments: Portfolio management that uses sophisticated investment tactics to minimize risk and provide positive returns. Hedged investments are generally set up as private investment partnerships and are not subject to registration under the Investment Company Act of 1940. As such, they may lack liquidity, be available only to certain high net worth investors and institutions, and may use strategies that employ leverage and shorts.

Long/Short Equity: Investment Managers who maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios.

Event-Driven: Investment Managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.

Macro: Investment Managers which trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets. Managers employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, quantitative and fundamental approaches and long and short term holding periods.

Relative Value: Investment Managers who maintain positions in which the investment thesis is predicated on realization of a valuation discrepancy in the relationship between multiple securities. Managers employ a variety of fundamental and quantitative techniques to establish investment theses, and security types range broadly across equity, fixed income, derivative or other security types.

9

Safe Harbor and Forward-Looking Statements Disclosure (UNAUDITED)

Safe Harbor Statement: This presentation shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of, the securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction. Forward-Looking Statements: This presentation contains certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things, statements about our future outlook on opportunities based upon current market conditions. Although the company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this discussion. Other than as required by law, the company does not assume a duty to update these forward-looking statements. Past performance is no guarantee of future results. The illustrations are not intended to predict the performance of any specific investment or security. The past performance figures do not represent performance of any Hatteras security and there can be no assurance that any Hatteras security will achieve the past returns of the illustrative examples. This is not an offering to subscribe for units in any fund and is intended for informational purposes only. An offering can only be made by delivery of the Prospectus to “qualified clients” within the meaning of U.S. securities laws. Diversification does not assure a profit or protect against a loss.

Please carefully consider the investment objectives, risks, and charges and expenses of the Funds before investing. Please read the Prospectus carefully before investing as it contains important information on the investment objectives, composition, fees, charges and expenses, risks, suitability, and tax obligations of investing in the Funds. Copies of the Prospectus and performance data current to the most recent month-end may be obtained online at hatterasfunds.com or by contacting Hatteras at 866.388.6292. Past performance does not guarantee future results.

The Hatteras Core Alternatives Fund, L.P.; the Hatteras Core Alternatives TEI Fund, L.P; the Hatteras Core Alternatives Institutional Fund, L.P.; and the Hatteras Core Alternatives TEI Institutional Fund, L.P.(collectively referred to herein as the “Hatteras Core Alternatives Fund” or the “Fund”) are Delaware limited partnerships that are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as non-diversified, closed-end management investment companies whose units are registered under the Securities Act of 1933, as amended. The Hatteras Core Alternatives Fund is a fund of alternative investments. As such, the Fund invests in private hedge funds and private equity investments. Hedge funds are speculative investments and are not suitable for all investors, nor do they represent a complete investment program. A hedge fund can be described generally as a private and unregistered investment pool that accepts investors’ money and employs hedging and arbitrage techniques using long and short positions, leverage and derivatives, and investments in many markets.

Key Risk Factors: The Fund, through an investment in the Master Fund, will invest substantially all of its assets in underlying funds that are generally not registered as investment companies under the 1940 Act and, therefore, the Fund will not have the benefit of various protections provided under the 1940 Act with respect to an investment in those underlying funds. The Fund can be highly volatile, carry substantial fees, and involve complex tax structures. Investments in the Fund involve a high degree of risk, including loss of entire capital. The underlying funds may engage in speculative investment strategies and practices, such as the use of leverage, short sales, and derivatives transactions, which can increase the risk of investment loss. The Fund provides limited liquidity, and units in the Fund are not transferable. Liquidity will be provided only through repurchase offers made by the Fund from time to time, generally on a quarterly basis upon prior written notice. The success of the Fund is highly dependent on the financial and managerial expertise of its principals and key personnel of the Fund’s investment manager. Although the investment manager for the Fund expects to receive detailed information from each underlying fund on a regular basis regarding its valuation, investment performance, and strategy, in most cases the investment manager has little or no means of independently verifying this information. The underlying funds are not required to provide transparency with respect to their respective investments. By investing in the underlying funds indirectly through the Fund, investors will be subject to a dual layer of fees, both at the Fund and underlying fund levels. Certain underlying funds will not provide final Schedule K-1s for any fiscal year before April 15th of the following year. Those funds, however, will endeavor to provide estimates of taxable income or losses with respect to their investments. Please see the Prospectus for a detailed discussion of the specific risks disclosed here and other important risks and considerations.

Securities offered through Hatteras Capital Distributors, LLC, member FINRA/SIPC. Hatteras Capital Distributors, LLC is affiliated with Hatteras Funds, LP, doing business as Hatteras Investments Partners, by virtue of common control/ownership.

10

Hatteras Core Alternatives Fund

Hatteras Core Alternatives Fund, L.P.
(a Delaware Limited Partnership)

Hatteras Core Alternatives TEI Fund, L.P.
(a Delaware Limited Partnership)

Hatteras Core Alternatives Institutional Fund, L.P.
(a Delaware Limited Partnership)

Hatteras Core Alternatives TEI Institutional Fund, L.P.
(a Delaware Limited Partnership)

Financial Statements

As of and for the year ended March 31, 2020

Hatteras Core Alternatives Fund

As of and for the year ended March 31, 2020

Hatteras Core Alternatives Fund, L.P. (a Delaware Limited Partnership)
Hatteras Core Alternatives TEI Fund, L.P. (a Delaware Limited Partnership)
Hatteras Core Alternatives Institutional Fund, L.P. (a Delaware Limited Partnership)
Hatteras Core Alternatives TEI Institutional Fund, L.P. (a Delaware Limited Partnership)

HATTERAS CORE ALTERNATIVES FUND
(each a Delaware Limited Partnership)

Statements of Assets, Liabilities and Partners’ Capital

March 31, 2020

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
Assets
Investment in Hatteras Master Fund, L.P., at fair value	$45,761,664	$58,110,592	$53,046,919	$142,398,491
Cash and cash equivalents	200,000	205,000	200,000	205,000
Receivable for withdrawals from Hatteras Master Fund, L.P.	3,808,663	5,094,545	3,478,805	9,853,277
Other receivables	286	29,125	140	134
Prepaid assets	15,867	20,508	17,892	48,638
Total assets	$49,786,480	$63,459,770	$56,743,756	$152,505,540
Liabilities and partners’ capital
Withdrawals payable	$3,808,663	$5,094,545	$3,478,805	$9,853,277
Servicing fees payable	28,788	36,701	32,854	88,320
Professional fees payable	51,600	31,900	49,100	32,300
Printing fees payable	4,645	4,782	4,782	4,781
Accounting, administration and transfer agency fees payable	18,382	27,770	17,329	35,376
Custodian fees payable	817	1,664	812	1,668
Withholding tax payable	—	—	—	69,665
Other payables	91	88	—	—
Total liabilities	3,912,986	5,197,450	3,583,682	10,085,387
Partners’ capital	45,873,494	58,262,320	53,160,074	142,420,153
Total liabilities and partners’ capital	$49,786,480	$63,459,770	$56,743,756	$152,505,540
Components of partners’ capital
Paid-in capital	$21,412,642	$32,389,175	$22,934,454	$36,297,220
Total distributable earnings	24,460,852	25,873,145	30,225,620	106,122,933
Partners’ capital	$45,873,494	$58,262,320	$53,160,074	$142,420,153
Net asset value per unit	$110.47	$108.57	$116.39	$114.47
Maximum offering price per unit**	$112.72	$110.79	$116.39	$114.47
Number of authorized units	7,500,000.00	7,500,000.00	7,500,000.00	7,500,000.00
Number of outstanding units	415,269.62	536,628.64	456,745.02	1,244,215.26

*	Consolidated Statement. See Note 2 in the notes to the financial statements.
**	The maximum sales load for the Hatteras Core Alternatives Fund, L.P. and the Hatteras Core Alternatives TEI Fund, L.P. is 2.00%. The remaining funds are not subject to a sales load.

See notes to financial statements and financial statements of Hatteras Master Fund, L.P.

1

HATTERAS CORE ALTERNATIVES FUND
(each a Delaware Limited Partnership)

Statements of Operations

For the year ended March 31, 2020

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
Net investment income/(loss) allocated from Hatteras Master Fund, L.P.
Investment income	$576,048	$742,516	$656,046	$1,771,756
Operating expenses	(888,157)	(1,141,464)	(1,012,082)	(2,730,337)
Net investment income/(loss) allocated from Hatteras Master Fund, L.P.	(312,109)	(398,948)	(356,036)	(958,581)
Feeder Fund investment income
Interest	3,329	3,392	3,314	3,146
Total Feeder Fund investment income	3,329	3,392	3,314	3,146
Feeder Fund expenses
Servicing fee	385,767	498,860	439,592	1,184,241
Accounting, administration and transfer agency fees	77,882	112,888	84,456	153,092
Insurance fees	37,668	48,684	42,273	114,278
Professional fees	57,215	19,099	77,291	44,534
Printing fees	8,811	9,084	8,936	8,936
Custodian fees	5,649	7,480	5,645	7,498
Witholding tax	—	323,083	—	836,222
Other expenses	21,580	4,043	17,846	3,994
Total Feeder Fund expenses	594,572	1,023,221	676,039	2,352,795
Net investment income/(loss)	(903,352)	(1,418,777)	(1,028,761)	(3,308,230)
Net realized gain/(loss) and change in unrealized appreciation/depreciation on investments allocated from Hatteras Master Fund, L.P.
Net realized gain/(loss) from investments in Adviser Funds, securities and foreign exhange transactions	4,967,423	6,413,637	5,655,788	15,284,392
Net change in unrealized appreciation/depreciation on investments in Adviser Funds, securities and foreign exhange translations	(9,615,439)	(12,324,201)	(11,020,430)	(29,707,044)
Net realized gain/(loss) and change in unrealized appreciation/depreciation on investments allocated from Hatteras Master Fund, L.P.	(4,648,016)	(5,910,564)	(5,364,642)	(14,422,652)
Net increase/(decrease) in partners’ capital resulting from operations	$(5,551,368)	$(7,329,341)	$(6,393,403)	$(17,730,882)

*	Consolidated Statement. See Note 2 in the notes to the financial statements.

See notes to financial statements and financial statements of Hatteras Master Fund, L.P.

2

HATTERAS CORE ALTERNATIVES FUND
(each a Delaware Limited Partnership)

Statements of Changes in Partners’ Capital

For the years ended March 31, 2019 and 2020

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
	Limited Partners	Limited Partners	Limited Partners	Limited Partners
Partners’ Capital, at March 31, 2018**	$74,911,498	$96,872,481	$83,811,671	$226,756,049
Capital contributions	—	—	—	—
Capital withdrawals	(15,812,237)	(20,360,630)	(16,544,149)	(44,980,987)
Performance allocation	(483,827)	(608,724)	(552,981)	(1,455,562)
Net investment income/(loss)	(1,074,865)	(1,559,961)	(1,153,741)	(3,543,120)
Net realized gain/(loss) from investments in Adviser Funds, securities and foreign exchange transactions	8,061,216	10,473,113	9,077,404	24,593,550
Net change in unrealized appreciation/depreciation on investments in Adviser Funds, securities and foreign exchange translations	(994,356)	(1,318,157)	(1,086,210)	(2,965,258)
Partners’ Capital, at March 31, 2019	$64,607,429	$83,498,122	$73,551,994	$198,404,672
Capital contributions	—	—	—	—
Capital withdrawals	(13,171,254)	(17,908,434)	(13,987,465)	(38,259,013)
Performance allocation	(11,313)	1,973	(11,052)	5,376
Net investment income/(loss)	$(903,352)	(1,418,777)	(1,028,761)	$(3,308,230)
Net realized gain/(loss) from investments in Adviser Funds, securities and foreign exchange transactions	$4,967,423	$6,413,637	$5,655,788	$15,284,392
Net change in unrealized appreciation/depreciation on investments in Adviser Funds, securities and foreign exchange translations	$(9,615,439)	$(12,324,201)	$(11,020,430)	$(29,707,044)
Partners’ Capital, at March 31, 2020	$45,873,494	$58,262,320	$53,160,074	$142,420,153

*	Consolidated Statement. See Note 2 in the notes to the financial statements.
**	Including accumulated net investment income/(loss) of $(12,270,588); $(17,588,088); $4,690,494; and $11,242,146, respectively.

See notes to financial statements and financial statements of Hatteras Master Fund, L.P.

3

HATTERAS CORE ALTERNATIVES FUND
(each a Delaware Limited Partnership)

Statements of Cash Flows

For the year ended March 31, 2020

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
Cash flows from operating activities:
Net increase/(decrease) in partners’ capital resulting from operations	$(5,551,368)	$(7,329,341)	$(6,393,403)	$(17,730,882)
Adjustments to reconcile net decrease in partners’ capital resulting from operations to net cash provided by operating activies:
Purchases of interests in Hatteras Master Fund, L.P.	—	—	—	—
Proceeds, net of change in withdrawals receivable, from Hatteras Master Fund, L.P.	13,775,680	19,020,576	14,642,062	40,658,585
Net investment (income)/loss allocated from Hatteras Master Fund, L.P.	312,109	398,948	356,036	958,581
Net realized (gain)/loss from investments in Adviser Funds, securities and foreign exhange transactions allocated from Hatteras Master Fund, L.P.	(4,967,423)	(6,413,637)	(5,655,788)	(15,284,392)
Net change in unrealized (appreciation)/depreciation on investments in Adviser Funds, securities and foreign exchange translations allocated from Hatteras Master Fund, L.P.	9,615,439	12,324,201	11,020,430	29,707,044
(Increase)/Decrease in receivable for withdrawals from Hatteras Master Fund, L.P.	666,304	1,199,039	995,917	2,707,946
(Increase)/Decrease in other receivables	71	(20,150)	215	185
(Increase)/Decrease in prepaid assets	(7,103)	(17,856)	(8,098)	(21,448)
Increase/(Decrease) in servicing fees payable	(6,508)	(9,188)	(6,994)	(19,422)
Increase/(Decrease) in professional fees payable	11,458	(3,961)	32,855	20,900
Increase/(Decrease) in printing fees payable	575	712	712	712
Increase/(Decrease) in accounting, administration and transfer agency fees payable	(428)	(1,109)	10,521	11,995
Increase/(Decrease) in custodian fees payable	(26)	(3,106)	(31)	(3,088)
Increase/(Decrease) in withholding tax payable	—	(39,634)	—	(45,135)
Increase/(Decrease) in other payables	91	6	—	—
Net cash provided by operating activities	13,848,871	19,105,500	14,994,434	40,961,581
Cash flows from financing activities:
Capital contributions	—	—	—	—
Capital withdrawals, net of change in withdrawals payable and performance allocation	(13,848,871)	(19,105,500)	(14,994,434)	(40,961,581)
Net cash used in financing activities	(13,848,871)	(19,105,500)	(14,994,434)	(40,961,581)
Net change in cash and cash equivalents	—	—	—	—
Cash and cash equivalents at beginning of year	200,000	205,000	200,000	205,000
Cash and cash equivalents at end of year	$200,000	$205,000	$200,000	$205,000
Supplemental disclosure of withholding tax paid	$—	$323,083	$—	$836,222

*	Consolidated Statement. See Note 2 in the notes to the financial statements.

See notes to financial statements and financial statements of Hatteras Master Fund, L.P.

4

HATTERAS CORE ALTERNATIVES FUND
(each a Delaware Limited Partnership)

Notes to Financial Statements

As of and for the year ended March 31, 2020

1.	ORGANIZATION

The Hatteras Core Alternatives Fund, each a “Feeder Fund” and collectively the “Feeder Funds” are:

Hatteras Core Alternatives Fund, L.P.
Hatteras Core Alternatives TEI Fund, L.P.
Hatteras Core Alternatives Institutional Fund, L.P.
Hatteras Core Alternatives TEI Institutional Fund, L.P.

The Feeder Funds are organized as Delaware limited partnerships, and are registered under the Securities Act of 1933 (the “1933 Act”), as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end, diversified, management investment companies. The primary investment objective of the Feeder Funds is to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments. The Feeder Funds’ secondary objective is to provide capital appreciation with less volatility than that of the equity markets. To achieve their objectives, the Feeder Funds provide their investors with access to a broad range of investment strategies, asset categories and trading advisers (“Advisers”) and by providing overall asset allocation services typically available on a collective basis to larger institutions, through an investment of substantially all of their assets into the Hatteras Master Fund, L.P. (the “Master Fund” together with the Feeder Funds, the “Funds”), which is registered under the 1940 Act. Hatters Funds, LP, doing business as Hatteras Investment Partners (the “Investment Manager” or the “General Partner”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended, serves as Investment Manager to the Master Fund. Investors who acquire units of limited partnership interest in the Feeder Funds (“Units”) are the limited partners (each, a “Limited Partner” and together, the “Limited Partners”) of the Feeder Funds.

The Hatteras Core Alternatives TEI Fund, L.P. and the Hatteras Core Alternatives TEI Institutional Fund, L.P. each invest substantially all of their assets in the Hatteras Core Alternatives Offshore Fund, LDC and Hatteras Core Alternatives Offshore Institutional Fund, LDC, (each a “Blocker Fund” and collectively the “Blocker Funds”), respectively. The Blocker Funds are Cayman Islands limited duration companies with the same investment objective as the Feeder Funds. The Blocker Funds serve solely as intermediate entities through which the Hatteras Core Alternatives TEI Fund, L.P. and the Hatteras Core Alternatives TEI Institutional Fund, L.P. invest in the Master Fund. The Blocker Funds enable tax-exempt Limited Partners (as defined below) to invest without receiving certain income in a form that would otherwise be taxable to such tax-exempt Limited Partners regardless of their tax-exempt status. The Hatteras Core Alternatives TEI Fund, L.P. owns 100% of the participating beneficial interests of the Hatteras Core Alternatives Offshore Fund, LDC and the Hatteras Core Alternatives TEI Institutional Fund, L.P. owns 100% of the participating beneficial interests of the Hatteras Core Alternatives Offshore Institutional Fund, LDC. The Notes to Financial Statements discuss the Feeder Funds’ investment in the Master Fund for Hatteras Core Alternatives TEI Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P. assuming, and as stated previously in the paragraph, their investment in the Master Fund passes through the applicable Blocker Fund.

Each Feeder Fund is considered an investment company under the 1940 Act, following the accounting principles generally accepted in the United States of America (“GAAP”) and the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies (“ASC 946”). The financial statements of the Master Fund, including the schedule of investments, are included elsewhere in this report and should be read with the Feeder Funds’ financial statements. The percentages of the Master Fund’s beneficial limited partnership interests owned by the Feeder Funds at March 31, 2020 are:

Hatteras Core Alternatives Fund, L.P.	15.29%
Hatteras Core Alternatives TEI Fund, L.P.	19.41%
Hatteras Core Alternatives Institutional Fund, L.P.	17.72%
Hatteras Core Alternatives TEI Institutional Fund, L.P.	47.58%

Each of the Feeder Funds has an appointed Board of Directors (collectively the “Board”), which has the rights and powers to monitor and oversee the business affairs of the Feeder Funds, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Feeder Funds’ business.

5

HATTERAS CORE ALTERNATIVES FUND
(each a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2020

2.	SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in accordance with GAAP and are expressed in United States (“U.S.”) dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.	Investment Valuation

The Feeder Funds do not make direct investments in securities or financial instruments, and invest substantially all of their assets in the Master Fund. The Feeder Funds record their investment in the Master Fund at fair value, based on each Feeder Fund’s pro rata percentage of partners’ capital of the Master Fund. Valuation of securities held by the Master Fund, including the Master Fund’s disclosure of investments under the three-tier hierarchy, is also discussed in the notes to the Master Fund’s financial statements included elsewhere in this report.

b.	Allocations from the Master Fund

The Feeder Funds record their allocated portion of income, expense, realized gains and losses and unrealized appreciation and depreciation from the Master Fund.

c.	Feeder Fund Level Income and Expenses

Interest income on any cash or cash equivalents held by the Feeder Funds is recognized on an accrual basis. Expenses that are specifically attributed to the Feeder Funds are charged to each Feeder Fund. Because the Feeder Funds bear their proportionate share of the management fee of the Master Fund, the Feeder Funds pay no direct management fee to the Investment Manager or sub-adviser. The Feeder Funds’ specific expenses are recorded on an accrual basis.

d.	Tax Basis Reporting

Because the Master Fund invests primarily in investment funds that are treated as partnerships for U.S. Federal tax purposes, the tax character of each of the Feeder Fund’s allocated earnings is established dependent upon the tax filings of the investment vehicles operated by the Advisers (“Adviser Funds”). Accordingly, the tax basis of these allocated earnings and the related balances are not available as of the reporting date.

e.	Income Taxes

For U.S. Federal income tax purposes, the Feeder Funds are treated as partnerships, and each Limited Partner in each respective Feeder Fund is treated as the owner of its proportionate share of the partners’ capital, income, expenses, and the realized and unrealized gains/(losses) of such Feeder Fund. Accordingly, no federal, state or local income taxes have been provided on profits of the Feeder Funds since the Limited Partners are individually liable for the taxes on their share of the Feeder Funds.

The Feeder Funds file tax returns as prescribed by the tax laws of the jurisdictions in which they operate. In the normal course of business, the Feeder Funds are subject to examination by federal, state, local and foreign jurisdictions, where applicable. For the Feeder Funds’ tax years ended December 31, 2016 through December 31, 2019, the Feeder Funds are open to examination by major tax jurisdictions under the statute of limitations.

The Feeder Funds have reviewed any potential tax positions as of March 31, 2020 and have determined that they do not have a liability for any unrecognized tax benefits or expense. The Feeder Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended March 31, 2020, the Feeder Funds did not incur any interest or penalties.

The Blocker Funds may be subject to withholding of U.S. Federal income tax at the current statutory rate of their allocable share of the Master Fund’s U.S.-source dividend income and other U.S.-source fixed, determinable annual or periodic gains, profits, or income, as defined in Section 881(a) of the Internal Revenue Code of 1986, as amended. This tax treatment differs in comparison to the tax treatment of most forms of interest income.

6

HATTERAS CORE ALTERNATIVES FUND
(each a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2020

2.	SIGNIFICANT ACCOUNTING POLICIES (concluded)

f.	Cash and Cash Equivalents

Cash and cash equivalents includes amounts held in interest bearing demand deposit accounts. Such cash, at times, may exceed federally insured limits. The Feeder Funds have not experienced any losses in such accounts and do not believe they are exposed to any significant credit risk on such accounts.

g.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in partners’ capital from operations during the reporting period. Actual results could differ from those estimates.

h.	Consolidated Financial Statements

The asset, liability, and equity accounts of the Hatteras Core Alternatives TEI Fund, L.P. and the Hatteras Core Alternatives TEI Institutional Fund, L.P. are consolidated with their respective Blocker Funds, as presented in the Statements of Assets, Liabilities, and Partners’ Capital, Statements of Operations, Statements of Changes in Partners’ Capital, and Statements of Cash Flows. All intercompany accounts and transactions have been eliminated in consolidation.

3.	ALLOCATION OF LIMITED PARTNERS’ CAPITAL

Allocation Periods begin on the first calendar day of each month and end at the close of business on the last day of each month (“Allocation Period”). The Feeder Funds maintain a separate capital account (“Capital Account”) on their books for each Limited Partner. Net profits or net losses of the Feeder Funds for each Allocation Period will be allocated among and credited to or debited against the Capital Accounts of the Limited Partners. Net profits or net losses will be measured as the net change in the value of the Limited Partners’ capital of the Feeder Funds, which includes; net change in unrealized appreciation or depreciation of investments, realized gain/(loss), and net investment income/(loss) during an Allocation Period.

Each Limited Partner’s Capital Account will have an opening balance equal to the Limited Partner’s initial purchase of the Feeder Fund (i.e., the amount of the investment less any applicable sales load of up to 2.00% of the purchased amount for purchases of Units of Hatteras Core Alternatives Fund, L.P. and Hatteras Core Alternatives TEI Fund, L.P.), and thereafter, will be (i) increased by the amount of any additional purchases by such Limited Partner; (ii) decreased for any payments upon repurchase or sale of such Limited Partner’s Units or any distributions in respect of such Limited Partner; and (iii) increased or decreased as of the close of each Allocation Period by such Limited Partner’s allocable share of the net profits or net losses of the Feeder Fund.

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.
Ending Units, March 31, 2018	660,633.90	865,176.41	702,023.36	1,922,285.40
Contributions	—	—	—	—
Withdrawals	(134,783.53)	(175,708.69)	(134,116.28)	(369,163.13)
Ending Units, March 31, 2019	525,850.37	689,467.72	567,907.08	1,553,122.27
Contributions	—	—	—	—
Withdrawals	(110,580.75)	(152,839.08)	(111,162.06)	(308,907.01)
Ending Units, March 31, 2020	415,269.62	536,628.64	456,745.02	1,244,215.26

7

HATTERAS CORE ALTERNATIVES FUND
(each a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2020

4.	RELATED PARTY TRANSACTIONS AND OTHER

In consideration for fund services, each Feeder Fund will pay the Investment Manager (in such capacity, the “Servicing Agent”) a fund servicing fee charged at the annual rate of 0.65% of the month-end partners’ capital of each Feeder Fund. The respective Feeder Fund servicing fees payable to the Servicing Agent will be borne by all Limited Partners of the respective Feeder Fund on a pro-rata basis before giving effect to any repurchase of interests in the Master Fund effective as of that date, and will decrease the net profits or increase the net losses of the Master Fund that are credited to its interest holders, including each Feeder Fund.

The General Partner is allocated a performance allocation payable annually equal to 10% of the amount by which net new profits of the limited partner interests of the Master Fund exceed the “hurdle amount,” which is calculated as of the last day of the preceding calendar year of the Master Fund at a rate equal to the yield-to-maturity of the 90-day U.S. Treasury Bill for the last business day of the preceding calendar year (the “Performance Allocation”). The Performance Allocation is calculated for each Feeder Fund at the Master Fund level. The Performance Allocation is made on a “peak to peak,” or “high watermark” basis, which means that the Performance Allocation is made only with respect to new net profits. If the Master Fund has a net loss in any period followed by a net profit, no Performance Allocation will be made with respect to such subsequent appreciation until such net loss has been recovered. A Performance Allocation of $11,313, $(1,973), $11,052, and $(5,376) for the year ended March 31, 2020, was allocated to the Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P., respectively.

Hatteras Capital Distributors, LLC (“HCD”), an affiliate of the Investment Manager, serves as the Feeder Funds’ distributor. HCD receives a servicing fee from the Investment Manager based on the partners’ capital of the Master Fund as of the last day of the month (before giving effect to any repurchase of interests in the Master Fund).

U.S. Bank, N.A. (“USB”) serves as custodian of the Feeder Funds’ cash balances and provides custodial services for the Feeder Funds. U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”), serves as the administrator and accounting agent to the Feeder Funds and provides certain accounting, record keeping and investor related services. The Feeder Funds pay a fee to the custodian and administrator based upon average total Limited Partners’ capital, subject to certain minimums.

The Investment Manager, Portfolio Advisors, LLC (“Portfolio Advisors” or the “Sub-Adviser”) and the Master Fund have entered into an investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”), whereby Portfolio Advisors is compensated by the Investment Manager a portion of the management fee the Investment Manager received from the Master Fund and Performance Allocation, if any.

The Funds have engaged Cipperman Compliance Services (“Cipperman”) to provide compliance services including the appointment of the Funds’ Chief Compliance Officer. Effective January 1, 2019, Cipperman is paid an annual fee of $63,000 for services provided, which is allocated among the Funds and other affiliated entities.

As of March 31, 2020, Limited Partners who are affiliated with the Investment Manager owned $1,485,942 (2.80% of partners’ capital) of Hatteras Core Alternatives Institutional Fund, L.P., and $538,252 (0.38% of partners’ capital) of Hatteras Core Alternatives TEI Institutional Fund, L.P.

5.	RISK FACTORS

An investment in the Feeder Funds involves significant risks that should be carefully considered prior to investment and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its Adviser Fund holdings for extended periods, which may be several years. Limited Partners should refer to the Master Fund’s financial statements included in this report along with the applicable Feeder Fund’s prospectus, as supplemented and corresponding statement of additional information for a more complete list of risk factors. No guarantee or representation is made that the Feeder Funds’ investment objective will be met.

8

HATTERAS CORE ALTERNATIVES FUND
(each a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2020

6.	REPURCHASE OF LIMITED PARTNERS’ UNITS

The Board may, from time to time and in its sole discretion, cause the Feeder Funds to repurchase Units from Limited Partners pursuant to written tenders by Limited Partners at such times and on such terms and conditions as established by the Board. In determining whether the Feeder Funds should offer to repurchase Units, the Board will consider, among other things, the recommendation of the Investment Manager and Sub-Adviser. The Feeder Funds generally expect to offer to repurchase Units from Limited Partners on a quarterly basis as of March 31, June 30, September 30 and December 31 of each year. In no event will more than 20% of the Units of a Feeder Fund be repurchased per quarter. In addition, the Board approved two additional forced repurchases during the year ended March 31, 2020 for Limited Partners with capital balances below a specified minimum of $25,000 and/or dissolving pension plans. The Feeder Funds do not intend to distribute to the Limited Partners any of the Feeder Funds’ income, but generally expect to reinvest substantially all income and gains allocable to the Limited Partners. A Limited Partner may, therefore, be allocated taxable income and gains and not receive any cash distribution. Units repurchased prior to the Limited Partner’s one year anniversary of its initial investment may be subject to a maximum 2.00% repurchase fee. There were no repurchase fees charged during the year ended March 31, 2020.

7.	INDEMNIFICATION

In the normal course of business, the Feeder Funds enter into contracts that provide general indemnifications. The Feeder Funds’ maximum exposure under these agreements is dependent on future claims that may be made against the Feeder Funds, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8.	FINANCIAL HIGHLIGHTS

The financial highlights are intended to help an investor understand the Feeder Funds’ financial performance. The total returns in the table represent the rate that a Limited Partner would be expected to have earned or lost on an investment in each Feeder Fund.

The ratios and total return amounts for each Feeder Fund are calculated based on each Limited Partner’s net asset value. The Investment Manager’s interest is excluded from the calculations. An individual Limited Partner’s ratios or returns may vary from the table below based on the timing of contributions and withdrawals and Performance Allocation.

The ratios are calculated by dividing total dollars of income or expenses, as applicable, by the average of total monthly Limited Partners’ capital. The ratios include the Feeder Funds’ proportionate share of the Master Fund’s income and expenses.

Total return amounts are calculated based on the change in unit value during each accounting period.

The portfolio turnover rate is calculated based on the Master Fund’s investment activity, as turnover occurs at the Master Fund level and the Feeder Funds are typically invested 100% in the Master Fund.

9

HATTERAS CORE ALTERNATIVES FUND
(each a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2020

8.	FINANCIAL HIGHLIGHTS (continued)

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.
Unit Value, March 31, 2015	$109.09	$108.44	$113.69	$112.44
Income from investment operations:
Net investment income/(loss)	0.58	0.18	4.48	4.22
Net realized and unrealized gain/(loss) on investment transactions	(7.89)	(7.65)	(11.26)	(11.03)
Total from investment operations	(7.31)	(7.47)	(6.78)	(6.81)
Unit Value, March 31, 2016	101.78	100.97	106.91	105.63
Income from investment operations:
Net investment income/(loss)	(3.96)	(4.29)	0.31	0.15
Net realized and unrealized gain/(loss) on investment transactions	8.97	9.21	5.31	5.42
Total from investment operations	5.01	4.92	5.62	5.57
Unit Value, March 31, 2017	106.79	105.89	112.53	111.20
Income from investment operations:
Net investment income/(loss)	(5.97)	(6.59)	(0.54)	(0.71)
Net realized and unrealized gain/(loss) on investment transactions	12.57	12.67	7.40	7.47
Total from investment operations	6.60	6.08	6.86	6.76
Unit Value, March 31, 2018	113.39	111.97	119.39	117.96
Income from investment operations:
Net investment income/(loss)	(6.80)	(7.44)	(0.45)	(0.89)
Net realized and unrealized gain/(loss) on investment transactions	16.27	16.58	10.57	10.68
Total from investment operations	9.47	9.14	10.12	9.79
Unit Value, March 31, 2019	122.86	121.11	129.51	127.75
Income from investment operations:
Net investment income/(loss)	(8.93)	(10.55)	(0.74)	(1.43)
Net realized and unrealized gain/(loss) on investment transactions	(3.46)	(1.99)	(12.38)	(11.85)
Total from investment operations	(12.39)	(12.54)	(13.12)	(13.28)
Unit Value, March 31, 2020	110.47	108.57	116.39	114.47

10

HATTERAS CORE ALTERNATIVES FUND
(each a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2020

8.	FINANCIAL HIGHLIGHTS (continued)

	For the Years Ended March 31,
Hatteras Core Alternatives Fund, L.P.	2020	2019	2018	2017	2016
Total return before Performance Allocation	(10.06)%	9.04%	6.20%	4.92%	(6.70)%
Performance Allocation	(0.02)%	(0.69)%	(0.02)%	0.00%	0.00%
Total return after Performance Allocation	(10.08)%	8.35%	6.18%	4.92%	(6.70)%
Net investment income/(loss)[1]	(1.53)%	(1.53)%	(1.90)%	(1.44)%	2.24%
Operating expenses, excluding Performance Allocation[1,2,3]	2.51%	2.30%	2.56%	2.42%	2.44%
Performance Allocation[1]	0.02%	0.69%	0.02%	0.00%	0.00%
Net expenses[1]	2.53%	2.99%	2.58%	2.42%	2.44%
Partners’ capital, end of year (000’s)	$45,873	$64,607	$74,911	$90,373	$108,291
Portfolio turnover rate (Master Fund)	7.96%	9.62%	18.90%	6.49%	8.20%

[1]	Ratios include allocations from the Master Fund.
[2]

Ratios calculated based on total expenses and average partners’ capital. If the expense ratio calculation had been performed monthly, which is the frequency for striking the Feeder Fund’s net asset value, the ratios would have been different.

[3]

Ratios include other operating expenses of allocated credit facility fees and interest expense from the Master Fund. For the years ended March 31, 2020 - 2016, the ratios of credit facility fees and interest expense to average partners’ capital allocated from the Master Fund were 0.04%, 0.05%, 0.02%, 0.09%, and 0.12%, respectively. For the years ended March 31, 2020 - 2016, the ratios of operating expenses excluding allocated credit facility fees and interest expense to average partners’ capital were 2.47%, 2.25%, 2.54%, 2.33%, and 2.32%, respectively.

11

HATTERAS CORE ALTERNATIVES FUND
(each a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2020

8.	FINANCIAL HIGHLIGHTS (continued)

	For the Years Ended March 31,
Hatteras Core Alternatives TEI Fund, L.P.	2020	2019	2018	2017	2016
Total return before Performance Allocation	(10.36)%	8.83%	6.06%	4.88%	(6.89)%
Performance Allocation	0.00%	(0.67)%	(0.32)%	0.00%	0.00%
Total return after Performance Allocation	(10.36)%	8.16%	5.74%	4.88%	(6.89)%
Net investment income/(loss)[1]	(1.87)%	(1.71)%	(2.01)%	(1.50)%	2.05%
Operating expenses, excluding Performance Allocation[1,2,3]	2.85%	2.49%	2.66%	2.49%	2.63%
Performance Allocation[1]	0.00%	0.67%	0.32%	0.00%	0.00%
Net expenses[1]	2.85%	3.16%	2.98%	2.49%	2.63%
Partners’ capital, end of year (000’s)	$58,262	$83,498	$96,872	$118,573	$142,886
Portfolio turnover rate (Master Fund)	7.96%	9.62%	18.90%	6.49%	8.20%

[1]	Ratios include allocations from the Master Fund.
[2]

Ratios calculated based on total expenses and average partners’ capital. If the expense ratio calculation had been performed monthly, which is the frequency for striking the Feeder Fund’s net asset value, the ratios would have been different.

[3]

Ratios include other operating expenses of allocated credit facility fees and interest expense from the Master Fund. For the years ended March 31, 2020 - 2016, the ratios of credit facility fees and interest expense to average partners’ capital allocated from the Master Fund were 0.04%, 0.05%, 0.02%, 0.09%, and 0.12%,respectively; and the ratios of witholding tax to average partners’ capital were 0.43%, 0.19%, 0.23%, 0.16%, 0.22%, and 0.10%, respectively. For the years ended March 31, 2020 - 2016, the ratios of operating expenses excluding witholding tax, allocated credit facility fees and interest expense to average partners’ capital were 2.38%, 2.25%, 2.41%, 2.24%, and 2.29%, respectively.

12

HATTERAS CORE ALTERNATIVES FUND
(each a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2020

8.	FINANCIAL HIGHLIGHTS (continued)

	For the Years Ended March 31,
Hatteras Core Alternatives Institutional Fund, L.P.	2020	2019	2018	2017	2016
Total return before Performance Allocation	(10.11)%	9.18%	6.27%	5.26%	(5.96)%
Performance Allocation	(0.02)%	(0.70)%	(0.17)%	0.00%	0.00%[4]
Total return after Performance Allocation	(10.13)%	8.48%	6.10%	5.26%	(5.96)%
Net investment income/(loss)[1]	(1.53)%	(1.46)%	(1.83)%	(1.12)%	3.02%
Operating expenses, excluding Performance Allocation[1,2,3]	2.50%	2.24%	2.48%	2.10%	1.66%
Performance Allocation[1]	0.02%	0.70%	0.17%	0.00%	0.00%[4]
Net expenses[1]	2.52%	2.94%	2.65%	2.10%	1.66%
Partners’ capital, end of year (000’s)	$53,160	$73,552	$83,812	$99,772	$118,364
Portfolio turnover rate (Master Fund)	7.96%	9.62%	18.90%	6.49%	8.20%

[1]	Ratios include allocations from the Master Fund.
[2]

Ratios calculated based on total expenses and average partners’ capital. If the expense ratio calculation had been performed monthly, which is the frequency for striking the Feeder Fund’s net asset value, the ratios would have been different.

[3]

Ratios include other operating expenses of allocated credit facility fees and interest expense from the Master Fund. For the years ended March 31, 2020 - 2016, the ratios of credit facility fees and interest expense to average partners’ capital allocated from the Master Fund were 0.04%, 0.05%, 0.02%, 0.09%, and 0.12%, respectively. For the years ended March 31, 2020 - 2016, the ratios of operating expenses excluding allocated credit facility fees and interest expense to average partners’ capital were 2.46%, 2.19%, 2.46%, 2.01%, and 1.54%, respectively.

[4]	Reversal of accrued Performance Allocation from April 1, 2015 to December 31, 2015, rounds to less than 0.005%.

13

HATTERAS CORE ALTERNATIVES FUND
(each a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2020

8.	FINANCIAL HIGHLIGHTS (concluded)

	For the Years Ended March 31,
Hatteras Core Alternatives TEI Institutional Fund, L.P.	2020	2019	2018	2017	2016
Total return before Performance Allocation	(10.40)%	8.98%	6.25%	5.28%	(6.07)%
Performance Allocation	0.00%	(0.68)%	(0.17)%	0.00%	0.01%[4]
Total return after Performance Allocation	(10.40)%	8.30%	6.08%	5.28%	(6.06)%
Net investment income/(loss)[1]	(1.82)%	(1.66)%	(1.86)%	(1.11)%	2.92%
Operating expenses, excluding Performance Allocation[1,2,3]	2.80%	2.43%	2.51%	2.09%	1.76%
Performance Allocation[1]	0.00%	0.68%	0.17%	0.00%	(0.01)%[4]
Net expenses[1]	2.80%	3.11%	2.68%	2.09%	1.76%
Partners’ capital, end of year (000’s)	$142,420	$198,405	$226,756	$270,556	$318,297
Portfolio turnover rate (Master Fund)	7.96%	9.62%	18.90%	6.49%	8.20%

[1]	Ratios include allocations from the Master Fund.
[2]

Ratios calculated based on total expenses and average partners’ capital. If the expense ratio calculation had been performed monthly, which is the frequency for striking the Feeder Fund’s net asset value, the ratios would have been different

[3]

Ratios include other operating expenses of allocated credit facility fees and interest expense from the Master Fund. For the years ended March 31, 2020 - 2016, the ratios of credit facility fees and interest expense to average partners’ capital allocated from the Master Fund were 0.04%, 0.05%, 0.02%, 0.09%, and 0.12%, respectively; and the ratios of witholding tax to average partners’ capital were 0.46%, 0.25%, 0.22%, 0.14%, and 0.20%, respectively. For the years ended March 31, 2020 - 2016, the ratios of operating expenses excluding witholding tax, allocated credit facility fees and interest expense to average partners’ capital were 2.30%, 2.13%, 2.27%, 1.86%, and 1.44%, respectively.

[4]	Reversal of accrued Performance Allocation from April 1, 2015 to December 31, 2015.

14

HATTERAS CORE ALTERNATIVES FUND
(each a Delaware Limited Partnership)

Notes to Financial Statements (Concluded)

As of and for the year ended March 31, 2020

9. RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has elected not to early adopt the removed or modified disclosures and has elected to delay adoption of the additional disclosures under ASU 2018-13. Management will adopt the changes under ASU 2018-13 for the fiscal year ending March 31, 2021.

10.	SUBSEQUENT EVENTS

Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no subsequent events that required adjustment to our disclosure in the financial statements except for the following:

The Investment Manager recommended to the Boards that a tender offer in an amount of up to approximately 5.00% of partners’ capital of each of the Feeder Funds be made for the quarter ending June 30, 2020 to those Limited Partners who elect to tender their Units prior to the expiration of the tender offer period. The Boards approved such recommendation and Limited Partners in the Feeder Funds were notified of the tender offer’s expiration date on March 26, 2020, and submitted tender requests from April 1, 2020 through the date of expiration of the tender offer that exceeded the 5.00% of partners’ capital of each of the Feeder Funds. As the Feeder Funds are oversubscribed, Management is estimating the following amounts will be tendered:

Hatteras Core Alternatives Fund, L.P.	$2,365,627
Hatteras Core Alternatives TEI Fund, L.P.	$3,000,949
Hatteras Core Alternatives Institutional Fund, L.P.	$2,742,292
Hatteras Core Alternatives TEI Institutional Fund, L.P.	$7,355,327

15

HATTERAS CORE ALTERNATIVES FUND
(each a Delaware Limited Partnership)

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Partners of
Hatteras Core Alternatives Fund, L.P.,
Hatteras Core Alternatives TEI Fund, L.P.,
Hatteras Core Alternatives Institutional Fund, L.P., and
Hatteras Core Alternatives TEI Institutional Fund, L.P.

Opinion on the Financial Statements

We have audited the accompanying statements of assets, liabilities and partners’ capital of Hatteras Core Alternatives Fund, L.P. and Hatteras Core Alternatives Institutional Fund, L.P. as of March 31, 2020, and the related statements of operations and cash flows for the year then ended, the statements of changes in partners’ capital for each of the two years in the period then ended, including the related notes, and the financial highlights (as presented in Note 8 to the financial statements) for each of the four years in the period then ended.

We have also audited the consolidated statements of assets, liabilities, and partners’ capital of Hatteras Core Alternatives TEI Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P. (collectively with Hatteras Core Alternatives Fund, L.P. and Hatteras Core Alternatives Institutional Fund, L.P., the “Feeder Funds”) as of March 31, 2020, and the related consolidated statements of operations and cash flows for the year then ended, the statements of changes in partners’ capital for each of the two years in the period then ended, including the related notes, and the financial highlights (as presented in Note 8 to the financial statements) for each of the four years in the period then ended (collectively with Hatteras Core Alternatives Fund, L.P. and Hatteras Core Alternatives Institutional Fund, L.P. referred to as the “financial statements”).

In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Feeder Funds as of March 31, 2020, the results of their operations and their cash flows for the year then ended, the changes in their partners’ capital for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Feeder Funds’ financial highlights for the year ended March 31, 2016 were audited by other auditors whose report, dated May 31, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Feeder Funds’ management. Our responsibility is to express an opinion on the Feeder Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Feeder Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian or by other auditing procedures as appropriate in the circumstances. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more funds advised by Hatteras Funds, LP since 2013.

COHEN & COMPANY, LTD.
Cleveland, Ohio
June 1, 2020

16

HATTERAS CORE ALTERNATIVES FUND
(each a Delaware Limited Partnership)

Board of Directors
(Unaudited)

The identity of the Board members (each a “Director”) and brief biographical information, is set forth below. The business address of each Director is care of Hatteras Investment Partners, 8510 Colonnade Center Drive, Suite 150, Raleigh, NC 27615. The term of office of each Director is from the time of such Director’s election and qualification until his or her successor shall have been elected and shall have qualified, or until he or she is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days’ prior written notice to the Board and may be removed either by a vote of a majority of the Board not subject to the removal vote or of Limited Partners holding not less than two-thirds of the total number of votes eligible to be cast by all of the Limited Partners. The Feeder Funds’ Statements of Additional Information include information about the Directors and may be obtained without charge by calling 1-888-363-2324.

Name & Date of Birth	Position(s) Held with the Feeder Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex[1] Overseen by Director
INTERESTED DIRECTOR
David B. Perkins[2] July, 1962	President and Chairman of the Board of Directors	Since Inception	President and Trustee, each fund in the Fund Complex (2004 to Present); Chief Executive Officer of Hatteras Investment Partners (2014 to Present); Co-Founder of Hatteras Investment Partners LLC and its affiliated entities (“Hatteras Funds”) in 2003.	6
INDEPENDENT DIRECTORS
H. Alexander Holmes May, 1942	Director; Audit Committee Member	Since Inception	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to Present).	6
Steve E. Moss, CPA February, 1953	Director; Audit Committee Member	Since Inception	Principal, Holden, Moss, Knott, Clark & Copley, PA, accountants and business consultants (1996 to Present).	6
Gregory S. Sellers May, 1959	Director; Audit Committee Member	Since Inception	Chief Financial Officer, Chief Operating Officer, Spectrum Consultants, Inc., a sales marketing firm in the prior housing industry (2015 to present); Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (2009 to 2015).	6
Thomas Mann February, 1950	Director; Audit Committee Member	Since 2013	Private Investor (2012 to Present).	6

[1]	The “Fund Complex” consists of, as of March 31, 2020, the Feeder Funds, the Master Fund, and Hatteras VC Co-Investment Fund II, LLC.
[2]	Deemed to be an “interested” Director of the Feeder Funds because of his affiliations with Hatteras Funds.

17

HATTERAS CORE ALTERNATIVES FUND
(each a Delaware Limited Partnership)

Fund Management
(Unaudited)

Set forth below is the name, date of birth, position with each Feeder Fund, length of term of office, and the principal occupation for the last five years, of each of the persons currently serving as Executive Officers of the Feeder Funds. The business address of each officer is care of Hatteras Investment Partners, 8510 Colonnade Center Drive, Suite 150, Raleigh, NC 27615.

Name & Date of Birth	Position(s) Held with the Feeder Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Officer	Number of Portfolios in Fund Complex[1] Overseen by Officer
OFFICERS
Andrew P. Chica September, 1975	Chief Compliance Officer	Since 2008

Compliance Director, Cipperman Compliance Services (from 2019 to present); Chief Compliance Officer, Hatteras Investment Partners (from 2014 to 2019); Chief Compliance Officer, Hatteras Investment Partners and Hatteras Capital Investment Management (from 2007 to 2014), Chief Compliance Officer, Hatteras Alternative Mutual Funds, LLC (from 2009 to 2014).

N/A
Allison Zollicoffer[2] March, 1956	Treasurer	Since 2019

Chief Financial Officer, Hatteras Funds, LP (2018 to present); self-employed as Fractional CFO/Financial Consultant with companies in wholesale distribution, real estate, specialty apparel and light manufacturing (since 2012).

N/A
Brittney L. Chick-Reny[3] February, 1993	Secretary	Since 2019	Director of Operations, Hatteras Investment Partners (2019 to present); Operations Associate (2019).	N/A

[1]	The “Fund Complex” consists of, as of March 31, 2020, the Feeder Funds, the Master Fund, and Hatteras VC Co-Investment Fund II, LLC.
[2]	Allison Zollicoffer was appointed Treasurer effective May 1, 2019.
[3]	Brittney L. Chick-Reny was appointed Secretary effective December 4, 2019.

18

HATTERAS CORE ALTERNATIVES FUND
(each a Delaware Limited Partnership)

Other Information
(Unaudited)

PROXY VOTING

For free information regarding how the Master Fund voted proxies during the period ended June 30, 2019 or to obtain a free copy of the Master Fund’s complete proxy voting policies and procedures, call 1-800-504-9070 or visit the SEC’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Feeder Funds file their complete schedule of portfolio holdings, which includes securities held by the Master Fund, with the SEC for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor, Form N-PORT). The Feeder Funds’ Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov.

19

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Financial Statements

As of and for the year ended March 31, 2020

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

As of and for the year ended March 31, 2020

Table of Contents

Schedule of Investments	1-5
Statement of Assets, Liabilities and Partners’ Capital	6
Statement of Operations	7
Statements of Changes in Partners’ Capital	8
Statement of Cash Flows	9
Notes to Financial Statements	10-19
Report of Independent Registered Public Accounting Firm	20
Board of Directors (Unaudited)	21
Fund Management (Unaudited)	22
Other Information (Unaudited)	23-25

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Schedule of Investments

March 31, 2020

INVESTMENT OBJECTIVE AS A PERCENTAGE OF TOTAL PARTNERS’ CAPITAL

Percentages are as follows:

Investments in Adviser Funds — (100.04%)	Cost	Fair Value
Event Driven — (8.01%)
Eton Park Fund, L.P (Acquired 5/1/2008)(a)(b)(c)	$48,472	$7,708
Harbinger Capital Partners Fund I, L.P. (Acquired 10/1/2007)(a)(b)(c)(d)	11,188,445	381,069
Harbinger Credit Distressed Blue Line Fund, L.P. (Acquired 4/1/2010)(a)(b)(c)(e)	12,326,927	913,234
King Street Capital, L.P. (Acquired 12/1/2017)(a)(b)(c)(e)	5,486,234	4,801,173
Perry Partners, L.P. (Acquired 10/1/2007)(a)(b)(c)	3,859	6,995
Sculptor Asia Domestic Partners, L.P. (Acquired 1/1/2006)(a)(b)(c)(d)	207,558	64,725
Senator Global Opportunity Fund (Acquired 2/1/2010)(a)(b)(c)(e)	8,000,000	8,083,827
Third Point Partners Qualified, L.P. (Acquired 8/1/2017)(a)(b)(c)(e)	10,611,091	9,700,940
Total Event Driven	47,872,586	23,959,671

Long Short Equity — (1.08%)
Camcap Resources, L.P. (Acquired 6/1/2007)(a)(b)(c)	487,559	16,820
PIPE Equity Partners (Acquired 10/1/2004)(a)(b)(c)	3,845,244	120,691
PIPE Select Fund, LLC (Acquired 10/1/2004)(a)(b)(c)	3,218,604	2,261,784
The Raptor Private Holdings, L.P. (Acquired 11/1/2005)(a)(b)(c)	155,648	43,776
Valiant Capital Partners, L.P. (Acquired 9/1/2008)(a)(b)(c)(e)	368,192	790,339
Total Long Short Equity	8,075,247	3,233,410

Macro — (4.74%)
Aspect US Fund LLC - Diversified Class (Acquired 10/10/2017)(a)(b)(e)	5,939,110	6,482,490
Graham Absolute Return Trading Ltd. Series D (Acquired 12/1/2017)(a)(b)(e)	8,679,089	7,501,987
Touradji Private Equity Onshore Fund, LTD.(Acquired 3/1/2009)(a)(b)(c)(d)	1,773,871	197,959
Total Macro	16,392,070	14,182,436

See notes to financial statements.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Schedule of Investments (Continued)

March 31, 2020

Relative Value — (6.60%)	Cost	Fair Value
BDCM Partners I, L.P. (Acquired 2/1/2012)(a)(b)(c)	$6,500,247	$9,565,544
D.E. Shaw Composite Fund, LLC (Acquired 4/1/2006) (a)(b)(c)	156,351	225,478
Drawbridge Special Opportunities Fund, L.P. (Acquired 4/1/2006)(a)(b)(c)	172,653	224,040
HBK Multi-Strategy Fund, L.P. (Acquired 7/1/2017)(a)(b)(c)(e)	9,834,932	9,657,224
Prospect Harbor Credit Partners, L.P. (Acquired 4/1/2008)(a)(b)(c)	13,705	49,478
Stark Investments, L.P. (Acquired 11/1/2010)(a)(b)(c)	50,084	17,148
Stark Select Asset Fund, LLC (Acquired 2/1/2010)(a)(b)(c)	19,907	20,455
Total Relative Value	16,747,879	19,759,367

Private Investments — (79.61%)
ABRY Advanced Securities Fund III, L.P. (Acquired 6/1/2014)(a)(b)(d)	3,223,742	1,939,069
ABRY Advanced Securities Fund, L.P. (Acquired 8/1/2008)(a)(b)(d)	256,690	118,380
ABRY Partners VI, L.P. (Acquired 3/3/2008)(a)(b)	1,447,267	163,679
ABRY Partners VII, L.P. (Acquired 11/8/2011)(a)(b)	1,816,101	1,047,408
ABRY Partners VIII, L.P. (Acquired 5/1/2015)(b)(d)	2,180,441	2,353,088
Accel-KKR Capital Partners III, L.P. (Acquired 9/30/2008)(a)(b)	—	30,231
Accel-KKR Capital Partners IV, L.P. (Acquired 7/1/2013)(b)	1,687,042	2,693,227
Angeles Equity Partners I, L.P. (Acquired 1/11/2016)(b)	953,982	804,651
Arclight Energy Partners Fund V, L.P. (Acquired 7/1/2006)(a)(b)	2,904,135	1,754,046
Ascendent Capital Partners I, L.P. (Acquired 7/1/2012)(b)(d)	1,385,007	1,822,743
BDCM Opportunity Fund II, L.P. (Acquired 3/1/2006)(b)	2,022,505	4,451,584
Benson Elliot Real Estate Partners II, L.P. (Acquired 6/1/2006)(a)(b)(g)	3,448,324	824,878
Cadent Energy Partners II, L.P. (Acquired 2/1/2008)(b)	4,797,649	3,293,029
Canaan Natural Gas Fund X, L.P. (Acquired 8/7/2008)(a)(b)	6,152,301	532,270
CDH Fund IV, L.P. (Acquired 7/13/2010)(b)(d)	1,035,991	1,954,975
China Special Opportunities Fund III, L.P. (Acquired 1/18/2011)(b)(d)	4,408,613	6,999,020
Claremont Creek Ventures II, L.P. (Acquired 11/22/2008)(a)(b)	2,946,392	1,483,316
Claremont Creek Ventures, L.P. (Acquired 12/1/2005)(a)(b)	1,476,005	9,938
Colony Investors VII, L.P. (Acquired 3/1/2006)(a)(b)	2,221,355	30,700
Colony Investors VIII, L.P. (Acquired 10/12/2006)(b)	6,143,940	160,000
Crosslink Crossover Fund V, L.P. (Acquired 3/1/2007)(a)(b)	234,054	345,517
Crosslink Crossover Fund VI, L.P. (Acquired 5/31/2011)(a)(b)	2,394,472	4,748,155
CX Partners Fund LTD. (Acquired 4/1/2009)(b)(d)	2,447,681	2,069,749
Dace Ventures I, L.P. (Acquired 6/1/2007)(a)(b)	2,271,989	920,750
Darwin Private Equity I, L.P. (Acquired 8/1/2007)(b)(g)	4,664,569	436,104
ECP IHS (Mauritius) Limited (Acquired 9/1/2014)(a)(b)(f)	7,413,981	11,936,737
EMG AE Permian Co-Investment, L.P. (Acquired 7/1/2014)(a)(b)	3,000,000	—
EMG Ascent 2016, L.P. (Acquired 12/28/2015)(a)(b)	4,203,815	5,192,496
EMG Ascent Secondary Fund, L.P. (Acquired 9/7/2017)(a)(b)	116,829	174,321
EMG Investment, LLC (Acquired 12/21/2010)(b)	—	127,595
EnerVest Energy Institutional Fund X-A, L.P. (Acquired 6/1/2005)(a)(b)	2,155,939	5,466

See notes to financial statements.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Schedule of Investments (Continued)

March 31, 2020

Private Investments — (79.61%) (continued)	Cost	Fair Value
EnerVest Energy Institutional Fund XI-A, L.P. (Acquired 4/1/2007)(a)(b)	$6,143,719	$65,980
Fairhaven Capital Partners, L.P. (Acquired 3/1/2008)(a)(b)	4,521,533	2,212,179
Florida Real Estate Value Fund, L.P. (Acquired 11/12/2010)(b)	—	407,282
Forum European Realty Income III, L.P. (Acquired 2/1/2008)(b)(d)	2,126,354	293,453
Garrison Opportunity Fund, LLC (Acquired 1/12/2010)(a)(b)	—	262,262
Garrison Opportunity Fund II A, LLC (Acquired 3/8/2011)(a)(b)	—	1,131,714
Gavea Investment Fund II, L.P. (Acquired 5/1/2007)(a)(b)(d)	7,831	18,053
Gavea Investment Fund III, L.P. (Acquired 9/18/2008)(a)(b)(d)	—	118,277
Glade Brook Private Investors II L.P. (Acquired 1/27/2014)(a)(b)	4,302,378	398,688
Glade Brook Private Investors III LLC (Acquired 11/1/2014)(a)(b)	3,162,845	2,619,598
Glade Brook Private Opportunities Fund, LLC (Acquired 5/1/2015)(a)(b)	1,547,831	1,407,992
Great Point Partners I, L.P. (Acquired 4/1/2006)(a)(b)	1,022,288	237,376
Greenfield Acquisition Partners V,L.P. (Acquired 4/1/2008)(b)	2,331,807	74,847
GTIS Brazil Real Estate Fund, L.P. (Acquired 7/25/2008)(b)	6,529,779	4,537,363
Halifax Capital Partners III, L.P. (Acquired 8/1/2012)(b)	3,244,681	1,945,181
Hancock Park Capital III, L.P. (Acquired 3/1/2006)(a)(b)	808,899	185,197
Intervale Capital Fund, L.P. (Acquired 2/1/2008)(a)(b)	2,410,258	2,733,547
J.C. Flowers II, L.P. (Acquired 12/23/2015)(b)(d)	—	44,185
J.C. Flowers III, L.P. (Acquired 10/1/2009)(b)(d)	4,061,008	1,610,551
L C Fund V, L.P. (Acquired 7/1/2011)(b)(d)	2,936,179	4,351,449
Light Street Argon, L.P. (Acquired 5/1/2014)(a)(b)	757,340	1,457,580
Light Street SPVH, L.P. (Acquired 8/25/2015)(a)(b)	2,000,000	2,634,827
Lighthouse Capital Partners VI, L.P. (Acquired 2/1/2007)(a)(b)	219,968	121,590
Lyfe Capital Fund, L.P. (Acquired 11/6/2015)(b)(d)	2,495,481	4,934,121
Merit Energy Partners F-II, L.P. (Acquired 3/1/2006)(a)(b)	1,099,281	147,706
Mid Europa Fund III, L.P. (Acquired 10/1/2007)(b)(h)	3,410,315	138,705
Monomoy Capital Partners III, L.P. (Acquired 5/6/2011)(b)	1,792,880	1,578,900
Natural Gas Partners IX, L.P. (Acquired 12/1/2005)(b)	564,297	210,266
New Horizon Capital III, L.P. (Acquired 1/1/2009)(b)(d)	1,236,727	2,309,543
NGP Energy Technology Partners II, L.P. (Acquired 1/23/2009)(b)	3,487,801	1,377,425
NGP Midstream & Resources Follow-On Fund, L.P. (Acquired 10/7/2007)(b)	649,307	896,949
NGP Midstream & Resources, L.P. (Acquired 10/7/2007)(b)	2,589,594	362,556
Northstar Equity Partners III Limited (Acquired 6/1/2011)(b)(d)	3,309,733	2,395,002
OCM Mezzanine Fund II, L.P. (Acquired 3/1/2006)(b)	382,661	5,485
Octave Japan Infrastructure Fund I (Acquired 7/1/2014)(a)(b)(i)	1,304,398	1,234,056
ORBIS Real Estate Fund I, L.P. (Acquired 11/1/2006)(a)(b)(f)	2,288,670	465,403
Orchid Asia IV, L.P. (Acquired 8/1/2007)(b)(d)	2,767,070	18,537,380
Parmenter Realty Fund IV, L.P. (Acquired 5/19/2011)(b)	765,963	789
Patron Capital III, L.P. (Acquired 3/1/2007)(b)(g)	3,718,296	319,975
Phoenix Asia Real Estate Investments L.P. (Acquired 9/24/2007)(a)(b)(d)	2,235,211	2,179,764

See notes to financial statements.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Schedule of Investments (Continued)

March 31, 2020

Private Investments — (79.61%) (continued)	Cost	Fair Value
Pine Brook Capital Partners, L.P. (Acquired 2/1/2008)(b)	$4,596,155	$449,850
Private Equity Investment Fund IV, L.P. (Acquired 3/1/2006)(a)(b)	1,331,360	215,028
Private Equity Investment Fund V, L.P (Acquired 4/1/2009)(a)(b)	12,442,343	7,124,751
Rockwood Capital Real Estate Partners Fund VII, L.P. (Acquired 9/1/2006)(b)	2,913,547	61,120
Roundtable Healthcare Partners III, L.P. (Acquired 10/29/2010)(a)(b)	4,665,459	6,946,749
Saints Capital VI, L.P. (Acquired 4/1/2008)(b)	5,391,845	1,371,089
Sanderling Venture Partners VI Co-Investment L.P. (Acquired 5/1/2005)(a)(b)	525,136	408,452
Sanderling Venture Partners VI, L.P. (Acquired 5/1/2005)(b)	735,999	854,181
SBC U.S. Fund II, L.P. (Acquired 8/30/2011)(a)(b)	2,728,106	1,657,960
Sentient Global Fund IV, L.P. (Acquired 6/1/2011)(a)(b)	5,527,480	1,796,111
Sentient Global Resources Fund III, L.P. (Acquired 7/21/2008)(b)(d)	11,966,779	3,290,666
Singerman Real Estate Opportunity Fund, L.P. (Acquired 5/28/2012)(b)	980,621	760,887
Sovereign Capital L.P. III (Acquired 3/22/2010)(b)(g)	—	1,203,390
Square Mile Partners III, L.P. (Acquired 7/17/2008)(a)(b)	1,791,262	45,912
Sterling Capital Partners Venture Fund II, L.P. (Acquired 8/1/2005)(a)(b)	1,375,262	132,922
Sterling Group Partners III, L.P. (Acquired 4/21/2010)(a)(b)	3,801,691	1,761,688
Strategic Value Global Opportunities Fund I-A, L.P. (Acquired 11/1/2006)(a)(b)	1,836,663	559,781
Sweetwater Secondaries Fund II LP (Acquired 6/12/2018) (a)(b)(j)	13,057,004	21,536,120
TDR Capital AS 2013 L.P. (Acquired 12/1/2013)(a)(b)(g)	6,184,080	24,953
Tenaya Capital V, L.P. (Acquired 7/1/2007)(b)	2,370,489	1,312,147
The Column Group, L.P. (Acquired 7/7/2007)(a)(b)	4,234,818	4,619,653
The Energy & Minerals Group Fund II L.P. (Acquired 6/1/2011)(b)	3,975,827	4,380,527
The Energy & Minerals Group Fund III L.P. (Acquired 10/8/2015)(b)	2,918,996	1,443,348
The Energy & Minerals Group Fund IV L.P. (Acquired 10/8/2015)(b)	1,828,936	1,783,159
The Founders Fund III, L.P. (Acquired 5/24/2010)(a)(b)	4,277,667	17,098,080
The Founders Fund IV, L.P. (Acquired 1/1/2012)(a)(b)	1,811,920	9,811,082
The Founders Fund VI, L.P. (Acquired 9/1/2017)(a)(b)	960,000	1,257,860
Tiger Global Private Investments Partners X, L.P. (Acquired 12/31/2016)(b)(d)	2,005,944	3,207,984
Tiger Global Private Investments Partners VI, L.P. (Acquired 11/8/2010)(b)(d)	2,216,261	3,179,746
Tiger Global Private Investments Partners VII, L.P. (Acquired 2/24/2012)(b)(d)	1,577,719	2,243,961
TPF II, L.P. (Acquired 10/1/2008)(a)(b)	1,814,310	201,000
Trivest Fund IV, L.P. (Acquired 11/1/2007)(a)(b)	900,258	144,128
Trivest Fund V, L.P. (Acquired 5/24/2013)(b)	2,194,786	2,839,280
Trivest Growth Investment Fund (Acquired 1/17/2017)(b)	1,501,543	2,047,129
Urban Oil and Gas Partners A-1, L.P. (Acquired 4/29/2010)(a)(b)	6,874,263	1,400,000
Urban Oil and Gas Partners B-1, L.P. (Acquired 12/1/2012)(b)	2,454,487	1,900,000
VCFA Private Equity Partners IV, L.P. (Acquired 3/1/2005)(b)	1,055,398	126,290
VCFA Venture Partners V, L.P. (Acquired 9/1/2006)(b)	2,798,624	1,091,369

See notes to financial statements.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Schedule of Investments (Concluded)

March 31, 2020

Private Investments — (79.61%) (continued)	Shares	Cost	Fair Value
Voyager Capital Fund III, L.P. (Acquired 5/1/2007)(a)(b)		$1,731,182	$1,200,765
WCP Real Estate Fund I, L.P. (Acquired 4/1/2007)(a)(b)		742,933	82,500
Westview Capital Partners II, L.P. (Acquired 8/21/2009)(a)(b)		1,828,780	1,483,323
Zero2IPO China Fund II, L.P. (Acquired 8/8/2008)(a)(b)(d)		3,141,563	857,310
Total Investments in Private Investments		298,710,690	238,298,569
Total Investments in Adviser Funds		387,798,472	299,433,453

Investments in Private Companies — (0.00%)
Illumitex, Inc., Common Stock (Acquired 6/1/2011)(a)(b)(j)	12,278	1,499,369	—
Total Investments in Private Companies		1,499,369	—

Investments in Private Company Call Options - (0.00%)
Illumitex, Inc., Exercise Price $0.03, 10/24/2022 (Acquired 6/1/2011)(a)(b)(j)	1,106	—	—
Total Investments in Private Company Call Options		—	—

Mutual Funds — (4.91%)
Goldman Sachs Absolute Return Tracker Fund - Institutional Class(e)	1,672,704	16,430,265	14,703,072
Total Mutual Funds (Cost $16,430,265)		16,430,265	14,703,072

Total Investments (cost $405,728,106) (104.95%)			314,136,525
Liabilities in Excess of Other Assets (-4.95%)			(14,818,859)
Partners’ capital — (100.00%)			$299,317,666

(a)	Non-income producing.
(b)	Adviser Funds and securities that are issued in private placement transactions may have limited resale or redemptions terms.
(c)	The Adviser Fund has imposed gates on or has limited redemptions. The total cost and fair value of these investments as of March 31, 2020 was $74,469,583 and $47,150,407, respectively.
(d)	Domiciled in Cayman Islands.
(e)

All or a portion of this position is held in custody by U.S Bank N.A., as collateral for a credit facility. The total cost and fair value of these investments as of March 31, 2020 was $73,675,840 and $59,020,719, respectively.

(f)	Domiciled in Mauritius.
(g)	Domiciled in United Kingdom.
(h)	Domiciled in Guernsey.
(i)	Domiciled in Japan.
(j)	Security value is determined using significant unobservable inputs.

See notes to financial statements.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital

March 31, 2020

Assets
Investments in Adviser Funds and securities, at fair value (cost $405,728,106)	$314,136,525
Cash and cash equivalents	5,189,779
Receivable from redemption of Adviser Funds	2,280,446
Distribution receivable from Adviser Funds	596,587
Dividends and interest receivable	3,904
Prepaid assets	32
Total assets	$322,207,273
Liabilities and partners’ capital
Withdrawals payable	$22,235,290
Management fee payable	286,924
Professional fees payable	248,614
Accounting, administration and transfer agency fees payable	60,801
Risk management fees payable	26,336
Printing fees payable	8,506
Line of credit fees payable	10,667
Custodian fees payable	1,926
Other accrued expenses	10,543
Total liabilities	22,889,607
Partners’ capital	299,317,666
Total liabilities and partners’ capital	$322,207,273

See notes to financial statements.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Statement of Operations

For the year ended March 31, 2020

Investment income
Distributions from Adviser Funds (net of withholding tax of $472,040)	$2,755,651
Interest	833,785
Dividends	156,930
Total investment income	3,746,366
Operating expenses
Management fee	3,851,082
Accounting, administration and transfer agency fees	361,662
Risk management expense	308,091
Directors expense	401,808
Line of credit fees	244,000
Professional fees	479,667
Compliance consulting fees	60,546
Interest expense	38,629
Other expenses	26,555
Total operating expenses	5,772,040
Net investment income/(loss)	(2,025,674)
Net realized gain/(loss) and change in unrealized appreciation/depreciation on investments in Adviser Funds, securities and foreign exchange transactions
Net realized gain/(loss) from investments in Adviser Funds, securities and foreign exchange transactions	32,321,240
Net change in unrealized appreciation/depreciation on investments in Adviser Funds, securities and foreign exchange translations	(62,667,114)
Net realized gain/(loss) and change in unrealized appreciation/depreciation on investments in Adviser Funds, securities and foreign exchange transactions	(30,345,874)
Net increase/(decrease) in partners’ capital resulting from operations	$(32,371,548)

See notes to financial statements.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Statements of Changes in Partners’ Capital

For the years ended March 31, 2019 and 2020

	General Partners’ Capital	Limited Partners’ Capital	Total Partners’ Capital
Partners’ capital, at March 31, 2018*	$—	$482,267,671	$482,267,671
Capital contributions	—	—	—
Capital withdrawals	(3,101,094)	(102,352,959)	(105,454,053)
Net investment income/(loss)	—	(2,868,801)	(2,868,801)
Net realized gain/(loss) from investments in Adviser Funds, securities and foreign exchange transactions	—	52,205,283	52,205,283
Net change in unrealized appreciation/(depreciation) on investments in Adviser Funds, securities and foreign exchange translations	—	(6,363,981)	(6,363,981)
Performance allocation	3,101,094	(3,101,094)	—
Partners’ capital, at March 31, 2019	$—	$419,786,119	$419,786,119
Capital contributions	—	—	—
Capital withdrawals	(15,016)	(88,081,889)	(88,096,905)
Net investment income/(loss)	—	(2,025,674)	(2,025,674)
Net realized gain/(loss) from investments in Adviser Funds, securities and foreign exchange transactions	—	32,321,240	32,321,240
Net change in unrealized appreciation/(depreciation) on investments in Adviser Funds, securities and foreign exchange translations	—	(62,667,114)	(62,667,114)
Performance allocation	15,016	(15,016)	—
Partners’ capital, at March 31, 2020	$—	$299,317,666	$299,317,666

*	Including accumulated net investment income of $72,944,873.

See notes to financial statements.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Statement of Cash Flows

For the year ended March 31, 2020

Cash flows from operating activities:
Net increase / (decrease) in partners’ capital resulting from operations	$(32,371,548)
Adjustments to reconcile net increase / (decrease) in partners’ capital resulting from operations to net cash provided by operating activities:
Purchases of Adviser Funds and securities	(30,010,680)
Proceeds from redemptions, sales, or other dispositions of Adviser Funds and securities, net of change in related receivables	114,169,727
Net realized (gain) / loss from investments in Adviser Funds, securities and foreign exchange transactions	(32,321,240)
Net change in unrealized appreciation / depreciation on investments in Adviser Funds, securities and foreign exchange translations	62,667,114
(Increase) / Decrease in distribution receivable from Adviser Funds	(596,587)
(Increase) / Decrease in dividends and interest receivable	21,374
(Increase) / Decrease in prepaid assets	502
Increase / (Decrease) in management fee payable	(64,910)
Increase / (Decrease) in professional fees payable	138,948
Increase / (Decrease) in accounting, administration and transfer agency fees payable	(28,652)
Increase / (Decrease) in risk management fees payable	6,336
Increase / (Decrease) in printing fees payable	(726)
Increase / (Decrease) in line of credit fees payable	(666)
Increase / (Decrease) in custodian fees payable	369
Increase / (Decrease) in compliance consulting fees payable	(6,367)
Increase / (Decrease) in other accrued expenses	10,543
Net cash provided by operating activities	81,613,537
Cash flows from financing activities:
Capital withdrawals, net of change in withdrawals payable and performance allocation	(93,666,109)
Line of credit borrowings	7,400,000
Line of credit repayments	(7,400,000)
Net cash used in financing activities	(93,666,109)
Net change in cash and cash equivalents	(12,052,572)
Cash and cash equivalents at beginning of year	17,242,351
Cash and cash equivalents at end of year	$5,189,779
Supplemental disclosure of interest expense paid	$38,629
Supplemental disclosure line of credit fees paid	$244,666

See notes to financial statements.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements

As of and for the year ended March 31, 2020

1.	ORGANIZATION

Hatteras Master Fund, L.P. (the “Master Fund”) was organized as a limited partnership under the laws of the State of Delaware on October 29, 2004 and commenced operations on January 1, 2005. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified management investment company. The Master Fund is managed by Hatteras Funds, LP, doing business as Hatteras Investment Partners (the “Investment Manager” or the “General Partner”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The primary objective of the Master Fund is to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments. The Master Fund’s secondary objective is to provide capital appreciation with less volatility than that of the equity markets. To achieve its objectives, the Master Fund provides its limited partners (each, a “Limited Partner” and together, the “Limited Partners”) with access to a broad range of investment strategies, asset categories, and trading advisers (“Advisers”) and by providing overall asset allocation services typically available on a collective basis to larger institutions. The Master Fund invests with each Adviser by becoming a participant in an investment vehicle operated by such Adviser (each an “Adviser Fund”, collectively, the “Adviser Funds”) which includes exchange traded funds (“ETFs”), hedge funds, and investment funds.

The Master Fund is considered an investment company under the 1940 Act, following the accounting principles generally accepted the United States of America (“GAAP”) and the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies (“ASC 946”).

The Master Fund has an appointed Board of Directors (the “Board”), which has the rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Master Fund’s business.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.	Basis of Accounting

The Master Fund’s accounting and reporting policies conform with GAAP.

b.	Cash and Cash Equivalents

Cash and cash equivalents includes amounts held in interest bearing demand deposit accounts. Such cash, at times, may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

c.	Valuation of Investments

The Master Fund’s valuation procedures have been approved by the Board. The valuation procedures are implemented by the Master Fund’s Investment Manager and Portfolio Advisers, LLC (“Portfolio Advisers” or the “Sub-Adviser”) and the third party administrator, which report to the Board. For third-party information, the Master Fund’s administrator monitors and reviews the methodologies of the various pricing services employed by the Master Fund.

Investments held by the Master Fund include:

●

Investments in Adviser Funds — The Master Fund values interests in the Adviser Funds at fair value, using the net asset value (“NAV”) or pro rata interest in the members’ capital of the Adviser Funds as a practical expedient, as provided by the investment managers of such Adviser Funds. These Adviser Funds value their underlying investments in accordance with policies established by such Adviser Funds, which ordinarily will be the value determined by their respective investment managers. Investments in Adviser Funds are subject to the terms of the Adviser Funds’ offering documents. Valuations of the Adviser Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Adviser Funds’ investment managers as required by the Adviser Funds’ offering documents. If the Investment Manager and Sub-Adviser determine that the most recent value reported by any Adviser Fund does not represent fair value or if any Adviser Fund fails to report

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2020

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

c.	Valuation of Investments (continued)

a value to the Master Fund, a fair value determination is made under the Master Fund’s valuation procedures under the general supervision of the Board. While these valuations are intended to estimate the value the Master Fund might reasonably expect to receive upon the current sale of the Adviser Funds in the ordinary course of business, such values may differ from the value that the Master Fund would actually realize if the Adviser Funds were sold.

The interests of some Adviser Funds, primarily investments in private equity funds, may be valued based on the best information available at the time the Master Fund’s partners’ capital is calculated. The Investment Manager and Sub-Adviser have established procedures for reviewing the effect on the Master Fund’s partners’ capital due to the timing of the reported value of interests received for certain Adviser Funds. The Master Fund is not able to obtain complete investment holding details of each of the Adviser Funds held within the Master Fund’s portfolio in order to determine whether the Master Fund’s proportional share of any investments held by the Adviser Funds exceed 5% of the partners’ capital of the Master Fund as of March 31, 2020.

●

Investments in Securities — Securities traded on one or more of the United States (“U.S.”) national securities exchanges or the OTC Bulletin Board will be valued at their last sales price. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price, at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Money market funds are valued daily at their net asset value.

●

Investments in Private Companies — Investments for which observable market prices in active markets do not exist are reported at fair value, as determined in good faith by the Investment Manager. Fair value is based on the best information available and is determined by reference to information including, but not limited to, the following: projected sales, net earnings, earnings before interest, taxes, depreciation and amortization (“EBITDA”), balance sheets, public or private transactions, valuations for publicly traded comparable companies, recent round of financing in the company’s stock, and/or other measures, and consideration of any other pertinent information including the types of securities held and restrictions on disposition. The amount determined to be fair value may incorporate the Investment Manager’s own assumptions (including appropriate risk adjustments for nonperformance and lack of marketability). The methods used to estimate the fair value of private companies include: (1) the market approach (whereby fair value is derived by reference to observable valuation measures for comparable companies or assets — e.g., multiplying a key performance metric of the investee company or asset, such as projected revenue or EBITDA, by a relevant valuation multiple observed in the range of comparable companies or transactions — adjusted by the Investment Manager for differences between the investment and the referenced comparables and in some instances by reference to option pricing models or other similar methods), (2) the income approach (e.g., the discounted cash flow method), and (3) cost for a period of time after an acquisition (where such amount is determined by the Investment Manager to be the best indicator of fair value). These valuation methodologies involve a significant degree of judgment. While these valuations are intended to estimate the value the Master Fund might reasonably expect to receive upon the current sale of investments in private companies in the ordinary course of business, such values may differ from the value that the Master Fund would actually realize if the investments in private companies were sold.

●

Investments in Options — Options contracts give the Master Fund the right, but not the obligation, to buy or sell the underlying instrument for a specified price upon exercise at any time during the option period. For the year ended March 31, 2020, the Master Fund held options that were granted from one of the Master Fund’s private companies. Options are valued by the Investment Manager and Sub-Adviser using an option pricing model. As of March 31, 2020, the fair value of options held by the Master Fund had no effect on the Schedule of Investments. For the year ended March 31, 2020, options had no effect on the change in unrealized appreciation/depreciation in the Master Fund’s Statement of Operations. During the year ended March 31, 2020, no other derivatives were held by the Master Fund.

The Master Fund classifies its assets and liabilities in accordance with ASC 820 — Fair Value. The Master Fund classifies its assets and liabilities that are reported at fair value into three levels based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2020

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

c.	Valuation of Investments (continued)

The three-tier hierarchy distinguishes between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs may be used in determining the value of the Master Fund’s assets and liabilities. The inputs are summarized in the three broad levels listed below:

●	Level 1 — quoted prices (unadjusted) in active markets for identical assets and liabilities that the Master Fund has the ability to access.

●

Level 2 — Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly.

●

Level 3 — Inputs to the valuation methodology are unobservable and significant to the fair value measurement. This includes situations where there is little, if any, market activity for the asset or liability.

The following table presents the Master Fund’s fair value hierarchy for those assets and liabilities measured at fair value as of March 31, 2020. Assets and liabilities are valued using NAV as practical expedient, an indicator of fair value, and are listed in a separate column to permit reconciliation to the totals in the Statement of Assets, Liabilities and Partners’ Capital.

Investments at Value	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Investments in Adviser Funds
Event Driven	$—	$—	$—	$23,959,671	$23,959,671
Long Short Equity	—	—	—	3,233,410	3,233,410
Macro	—	—	—	14,182,436	14,182,436
Relative Value	—	—	—	19,759,367	19,759,367
Private Investments	—	—	21,536,120	216,762,449	238,298,569
Mutual Funds	14,703,072	—	—	—	14,703,072
Total	$14,703,072	$—	$21,536,120	$277,897,333	$314,136,525

Other Financial Instruments	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Private Company Call Options	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

Level 3 Investments	Balances as of March 31, 2019	Transfers into/ (out of)	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Distributions	Gross Purchases	Gross Sales	Balance as of March 31, 2020
Private Investments	$—	$30,805,052	$—	$(2,325,936)	$(11,942,996)	$5,000,000	$—	$21,536,120
Private Companies	—	—	—	—	—	—	—	—
Total Level 3 Investments	$—	$30,805,052	$—	$(2,325,936)	$(11,942,996)	$5,000,000	$—	$21,536,120

For the year ended March 31, 2020, there were no transfers into or out of Level 1 or Level 2.

Should a transfer between Levels occur, it is the Master Fund’s policy to recognize transfers in and out of all Levels at the beginning of the reporting period.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2020

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

c.	Valuation of Investments (continued)

The net realized gain/(loss) and change in unrealized appreciation/depreciation in the table above are reflected in the accompanying Statement of Operations. The change in unrealized appreciation/depreciation from Level 3 investments held at March 31, 2020 is $(502,770).

Adjustments to the NAV provided by the Investment Manager or administrator of the Adviser Funds would be considered if the practical expedient NAV was not as of the Master Fund’s measurement date; it was probable that the Adviser Fund would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Master Fund’s valuation procedures that the Adviser Fund is not being reported at fair value. No adjustments were made to the NAV provided by the Investment Manager or administrator of the Adviser Funds.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2020:

Type of Level 3 Investment	Fair Value as of March 31, 2020	Valuation Techniques	Unobservable Input
Private Investments	$21,536,120	Dilution estimate	Partner commitment percentage
Private Companies	—	Current value method	Recent round of financing
Total Level 3 Investments	$21,536,120

As the inputs noted above increase, the value of the investments increase.

The information summarized in the table above represents the general terms for the specified asset class. Individual Adviser Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Adviser Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

The Master Fund’s investments reflect their estimated fair value, which for marketable securities would generally be the last sales price on the primary exchange for such security and for Adviser Funds, would generally be the net asset value as provided by the Adviser Fund or its administrator. For each of the categories below, the fair value of the Adviser Funds has been estimated using the net asset value of the Adviser Funds.

Investment Category	Investment Strategy	Fair Value (in 000’s)	Unfunded Commitments (in 000’s)	Remaining Life	Redemptions Frequency	Notice Period (in Days)	Redemption Restrictions Terms
Event Driven(a)	Investments which seek to create pricing opportunities that may occur before or after a corporate event and may frequently involve additional derivative securities.	$23,960	$—	Indefinite life	Quarterly	60-65	N/A
Long Short Equity(b)	A diversified set of investments which include positions both long and short in primarily equity and equity derivative securities.	$3,233	$—	Indefinite life	None	N/A	N/A

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2020

2.	SIGNIFICANT ACCOUNTING POLICIES (continued)

c.	Valuation of Investments (concluded)

Investment Category	Investment Strategy	Fair Value (in 000’s)	Unfunded Commitments (in 000’s)	Remaining Life	Redemptions Frequency	Notice Period (in Days)	Redemption Restrictions Terms
Macro(c)	Investments including a broad range of strategies predicated on movements in underlying economic variables in the equity, fixed income, hard currency and commodity markets.	$14,182	$—	Indefinite life	Weekly - Quarterly	2 - 30	N/A
Relative Value(d)	Investments predicated on the realization of a valuation discrepancy in the relationship between multiple securities. Security types range broadly across equity, fixed income, and derivatives.	$19,759	$—	Indefinite life	Quarterly	90	N/A
Private Investments(e)	Investments in Private Equity, Private Real Estate, Private Energy and Natural Resources, generally through private partnerships or direct investments.	$238,299	$44,929	Up to 10 years with extensions available after the stated termination date	None Permitted	N/A	N/A

[a]

This category includes Adviser Funds which currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment theses are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.

[b]

This category includes Adviser Funds which maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios.

[c]

This category includes Adviser Funds which trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets. Managers employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, quantitative and fundamental approaches and long and short term holding periods.

[d]

This category includes Adviser Funds which maintain positions in which the investment thesis is predicated on realization of a valuation discrepancy in the relationship between multiple securities. Managers employ a variety of fundamental and quantitative techniques to establish investment theses, and security types range broadly across equity, fixed income, derivative or other security types.

[e]

This category invests in three sub-strategies (Private Equity, Private Real Estate and Private Energy and Natural Resources). Private Equity investing seeks to generate capital appreciation through investments in private companites in need of capital. Private Equity seeks to profit from, among other things, the inefficiencies inherent in these markets though valuation and due diligence analysis of available business opportunites. Private Real Estate strategy consists generally of investing in Adviser Funds that are private partnerships that make direct investments in (i) existing or newly constructed income-producing properties, including office, industrial, retail, and multi-family residential properties, (ii) raw land, which may be held for development or for the purpose of appreciation, and/or (iii) timber (whether directly or through a REIT or other Adviser Fund). The Private Energy and Natural Resources strategy consists generally of investing in Adviser Funds that are private partnerships that make direct investments in private or (sometimes publicly traded energy companies.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2020

2.	SIGNIFICANT ACCOUNTING POLICIES (concluded)

d.	Investment Transactions and Income

Interest income is recorded when earned. Dividend income is recorded on the ex-dividend date, except that certain dividends from private equity investments are recorded as soon as the information is available to the Master Fund. Capital gain distributions received are recorded as capital gains as soon as information is available to the Master Fund. Investments in short-term investments, mutual funds, private companies and exchange traded funds are recorded on a trade date basis. Investments in Adviser Funds are recorded on a subscription effective date basis, which is generally the first day of the calendar month in which the investment is effective. Redemptions in Adviser Funds are recorded on a redemption effective date basis which is generally the last day of the calendar month in which the redemption is effective. Realized gains and losses on Adviser Fund and security redemptions are determined on identified cost basis, when available. For Adviser Funds that are not unitized, the cost relieved to calculate realized gains and losses is based on percentage of capital redeemed. Distributions received from Adviser Funds are recorded on the effective date, based on the character determined by the underlying partnership. Return of capital or security distributions received from Adviser Funds and securities are accounted for as a reduction to cost.

e.	Foreign Currency

Investments in Adviser Funds, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Master Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Master Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

f.	Master Fund Expenses

The Master Fund will bear all expenses incurred, on an accrual basis, in the business of the Master Fund, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Master Fund’s account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for data and software providers; costs of insurance; registration expenses; directors’ fees; interest expenses and commitment fees on credit facilities; and expenses of meetings of the Board. Risk management expense includes expenses incurred by the Master Fund for third party valuation services, independent due diligence reviews of Adviser Funds, and other analytical and risk mitigation services provided to the portfolio.

g.	Income Taxes

The Master Fund is treated as a partnership for federal income tax purposes and therefore is not subject to U.S. Federal income tax. For income tax purposes, the individual partners will be taxed upon their distributive share of each item of the Master Fund’s profit and loss.

The Master Fund files tax returns as prescribed by the tax laws of the jurisdiction in which it operates. In the normal course of business, the Master Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. For the Master Fund’s tax years ended December 31, 2016 through December 31, 2019 the Master Fund is open to examination by major tax jurisdictions under the statute of limitations.

The Master Fund has reviewed any potential tax positions as of March 31, 2020 and has determined that it does not have a liability for any unrecognized tax benefits or expense. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Master Fund did not incur any material interest or penalties. Due to the timing of tax information received from the Adviser Funds, tax basis reporting is not available as of the balance sheet date.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2020

3.	ALLOCATION OF PARTNERS’ CAPITAL (concluded)

h.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in partners’ capital from operations during the reporting period. Actual results could differ from those estimates.

3.	ALLOCATION OF PARTNERS’ CAPITAL

Net profits or net losses of the Master Fund for each allocation period (“Allocation Period”) will be allocated among and credited to or debited against the capital accounts of the Limited Partners. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month; (2) the last day of each taxable year; (3) the day preceding each day on which interests are purchased; (4) the day on which interests are repurchased; (5) the day preceding the day on which a substituted Limited Partner is admitted to the Master Fund; or (6) the day on which any amount is credited to or debited from the capital account of any Limited Partner other than an amount to be credited to or debited from the capital accounts of all Limited Partners in accordance with their respective investment percentages.

4.	REPURCHASE OF LIMITED PARTNERS’ INTERESTS

The Board may, from time to time and in its sole discretion, cause the Master Fund to repurchase interests from Limited Partners pursuant to written tenders by Limited Partners at such times and on such terms and conditions as established by the Board. In determining whether the Master Fund should offer to repurchase interests, the Board will consider, among other things, the recommendation of the Investment Manager and Sub-Adviser. The Investment Manager and Sub-Adviser generally recommend to the Board that the Master Fund offer to repurchase interests from Limited Partners on a quarterly basis as of the valuation date at the end of each calendar quarter. In addition, the Board approved two additional forced repurchases during the year ended March 31, 2020 for Limited Partners with capital balances below a specified minimum of $25,000 and/or dissolving pension plans. The Master Fund will not offer repurchases of interests of more than 20% of its Partners’ capital in any quarter. The Master Fund does not intend to distribute to the Limited Partners any of the Master Fund’s income, but generally expects to reinvest substantially all income and gains allocable to the Limited Partners.

5.	MANAGEMENT FEES, PERFORMANCE ALLOCATION, AND RELATED PARTY TRANSACTIONS

The Investment Manager and Sub-Adviser are responsible for providing day-to-day investment management services to the Master Fund, subject to the ultimate supervision of and any policies established by the Board, pursuant to the terms of the sub-advisory agreement among the Master Fund, the Investment Manager and Portfolio Advisors (the “Sub-Advisory Agreement”) and the investment management agreement between the Master Fund and the Investment Manager (the “Advisory Agreement”). Under the Sub-Advisory Agreement and the Advisory Agreement (together, the “Investment Management Agreements”), the Investment Manager and Sub-Adviser are responsible for developing, implementing and supervising the Master Fund’s investment program. In consideration for the advisory and other services provided by the Investment Manager, the Master Fund pays the Investment Manager a management fee (the “Management Fee”) equal to 1.00% on an annualized basis of the aggregate value of its partners’ capital determined as of the last day of the month (before giving effect to any repurchase of interests in the Master Fund).

The Master Fund does not pay the Sub-Adviser directly, but rather the Sub-Adviser is entitled to a portion of the Management Fee received by the Investment Manager.

The General Partner is allocated a performance allocation payable annually equal to 10% of the amount by which net new profits of each Limited Partner interests of the Master Fund exceed the non-cumulative “hurdle amount,” which is calculated as of the last day of the preceding calendar year of the Master Fund at a rate equal to the yield-to-maturity of the 90-day U.S. Treasury Bill for the last business day of the last calendar year (the “Performance Allocation”). The Performance Allocation is made on a “peak to peak”, or “high watermark” basis, which means that no Performance Allocation will be made with respect to such subsequent appreciation until such net loss has been recovered. Pursuant to the Sub-Advisory Agreement,

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2020

the Sub-Adviser is entitled to a percentage of the Performance Allocation the General Partner receives from the Master Fund. For the year ended March 31, 2020, a Performance Allocation of $15,016 was accrued or earned for the period from April 1, 2019 to March 31, 2020.

Each member of the Board who is not an “interested person” of the Master Fund (“Independent Director”), as defined by the 1940 Act, receives an annual retainer. The allocation of the retainer to the Master Fund is based on the assets under management of all of the affiliated funds and trusts that the Board oversees. All Board members are reimbursed by the Master Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties.

The Master Fund has engaged Cipperman Compliance Services (“Cipperman”) to provide compliance services including the appointment of the Master Fund’s Chief Compliance Officer. Effective January 1, 2019, Cipperman is paid an annual fee of $63,000 for services provided, which is allocated among the Master Fund and other affiliated entities.

6.	ACCOUNTING, ADMINISTRATION, AND CUSTODIAL AGREEMENT

In consideration for accounting, administrative, and recordkeeping services, the Master Fund pays U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) an administration fee based on the month-end partners’ capital of the Master Fund. Fund Services also provides regulatory administrative services and accounting. UMB Fund Services, Inc. (“UMBFS”) provides transfer agency functions, and shareholder services. For the year ended March 31, 2020, the total accounting, administration and transfer agency fees were $361,662.

U.S. Bank, N.A. (“USB”) serves as custodian of the Master Fund’s assets and provides custodial services for the Master Fund.

7.	INVESTMENT TRANSACTIONS

Total purchases of Adviser Funds and securities for the year ended March 31, 2020 amounted to $30,010,680. Total proceeds from redemptions, sales, or other dispositions of Adviser Funds and securities for the year ended March 31, 2020 amounted to $120,614,260. The cost of investments in Adviser Funds for U.S. Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from the Adviser Funds. The Master Fund relies upon actual and estimated tax information provided by the Adviser Funds as to the amounts of taxable income allocated to the Master Fund as of March 31, 2020.

The Master Fund invests substantially all of its available capital in Adviser Funds and Private Investments. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods.

8.	CREDIT FACILITY

The Master Fund maintains a credit facility, consisting of two separate tranches (“Tranche L” and “Tranche U”, collectively the “Facility”), which is secured by certain interests in Adviser Funds, mutual funds, and cash equivalents, that expires on October 6, 2020. Collateral for the Facility is held by U.S. Bank N.A. as custodian. The maximum borrowing amount available on the Facility is $40,000,000. A fee of 60 basis points per annum is payable monthly in arrears on the unused portion of the Facility of Tranche L, while the interest rate charged on the borrowings is the 3-month London Interbank Offer Rate (“LIBOR”) plus a spread of 175 basis points. At March 31, 2020, the Master Fund had $10,667 payable on the unused portion of Tranche L and there were no outstanding payables for interest on borrowings. For the year ended March 31, 2020, there were no borrowings on Tranche L. The weighted average interest rate, the average daily balance, and the maximum balance outstanding for borrowing under the Facility of Tranche U for the year ended March 31, 2020 was 3.67%, $1,032,240, and $7,400,000, respectively. The date of maximum borrowing was April 26, 2019. The interest rate charged on the borrowing of Tranche U is the 3-month LIBOR plus a spread of 115 basis points. There were no outstanding borrowing of the Facility at March 31, 2020.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements (Continued)

As of and for the year ended March 31, 2020

9.	INDEMNIFICATION

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10.	COMMITMENTS

As of March 31, 2020, the Master Fund had outstanding investment commitments to Adviser Funds totaling $44,929,393. Two Adviser Funds in the Private Investment Strategy have commitments denominated in Euros, and two Adviser Funds have commitments denominated in Pound Sterling. At March 31, 2020, the unfunded commitments for these Adviser Funds totaled €1,410,776 and £905,680, respectively. At March 31, 2020, the exchange rate used for the conversion was 1.10 USD/EUR and 1.24 USD/GBP. The U.S. Dollar equivalent of these commitments is included in the Master Fund’s total unfunded commitment amount. Unfunded commitments related to the Adviser Funds represent an obligation to fund commitments made once the amounts are drawn upon or called. Amounts are not recorded as an investment or a liability until they are due.

11.	RISK FACTORS

An investment in the Master Fund involves significant risks, including leverage risk, interest rate risk, liquidity risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Master Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Master Fund’s investments. The Master Fund generally does not employ leverage. However, certain Adviser Funds may employ leverage, either synthetically or through borrowed funds, which can enhance returns or increase losses on smaller changes in the value of an underlying investment. Adviser Funds that invest in fixed income securities may be subject to interest rate risk, where changes in interest rates affect the value of the underlying fixed income investment. The Master Fund intends to invest substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. Investments in the Adviser Funds may be restricted from early redemptions or subject to fees for early redemptions as part of contractual obligations agreed to by the Investment Manager on behalf of the Master Fund. Adviser Funds may have initial lock-up periods, the ability to suspend redemptions, or employ the use of side pockets, all of which may affect the Master Fund’s liquidity in the respective Adviser Fund.

Adviser Funds generally require the Master Fund to provide advanced notice of its intent to redeem the Master Fund’s total or partial interest and may delay or deny a redemption request depending on the Adviser Funds’ governing agreements. Interests in the Master Fund provide limited liquidity since Limited Partners will not be able to redeem interests on a daily basis because the Master Fund is a closed-end fund. Therefore, investment in the Master Fund is suitable only for investors who can bear the risks associated with the limited liquidity of interests and should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met.

The Master Fund’s investments may be made in a number of different currencies. Any returns on, and the value of, such investments may therefore be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Master Fund’s investments are denominated against the U.S. dollar may result in a decrease in value of the Master Fund’s partners’ capital.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Notes to Financial Statements (Concluded)

As of and for the year ended March 31, 2020

12.	FINANCIAL HIGHLIGHTS

The financial highlights are intended to help an investor understand the Master Fund’s financial performance. The total returns in the table represent the rate that a typical Limited Partner would be expected to have earned or lost on an investment in the Master Fund.

The ratios and total return amounts are calculated based on the Limited Partner group taken as a whole. An individual Limited Partner’s results may vary from those shown below due to the timing of capital transactions and Performance Allocation.

The ratios are calculated by dividing total dollars of net investment income or expenses, as applicable, by the average of total monthly Limited Partners’ capital.

Total return amounts are calculated by geometrically linking returns based on the change in value during each accounting period.

	For the Years Ended March 31,
	2020	2019	2018	2017	2016
Total return before Performance Allocation	(9.73)%	10.41%	7.69%	6.03%	(5.62)%
Total return after Performance Allocation	(9.74)%	9.72%	7.51%	6.03%	(5.61)%
Partners’ capital, end of year (000’s)	$299,318	$419,786	$482,268	$579,200	$687,882
Portfolio turnover rate	7.96%	9.62%	18.90%	6.49%	8.20%
Ratio of net investment income/(loss), excluding Performance Allocation	(0.53%)	(0.64)%	(0.79)%	(0.36)%	3.33%
Ratio of other operating expenses to average partners’ capital	1.43%	1.36%	1.36%	1.25%	1.23%
Ratio of credit facility fees and interest expense to average partners’ capital	0.07%	0.05%	0.08%	0.09%	0.12%
Operating expenses, excluding Performance Allocation	1.50%	1.41%	1.44%	1.34%	1.35%
Performance Allocation	0.01%	0.69%	0.18%	0.00%	(0.01)%[1]
Total Operating expenses and Performance Allocation	1.51%	2.10%	1.62%	1.34%	1.34%

[1]	Reversal of accrued Performance Allocation from April 1, 2015 to December 31, 2015

13. RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon- the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has elected not to early adopt the removed or modified disclosures and has elected to delay adoption of the additional disclosures under ASU 2018-13. Management will adopt the changes under ASU 2018-13 for the fiscal year ending March 31, 2021.

14.	SUBSEQUENT EVENTS

Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no other subsequent events that required adjustment to our disclosure in the financial statements except for the following:

The Investment Manager recommended to the Board that a tender offer in an amount of up to approximately 5.00% of the partners’ capital of the Master Fund be made for the quarter ending June 30, 2020 to those Limited Partners who elect to tender their interests prior to the expiration of the tender offer period. The Board approved such recommendation and Limited Partners in the Master Fund were notified of the tender offer’s expiration date on March 26, 2020, and submitted tender requests from April 1, 2020 through the date of expiration of the tender offer totaling approximately $15,464,105.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Partners of Hatteras Master Fund, L.P.

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities, and partners’ capital, including the schedule of investments, of Hatteras Master Fund, L.P. (the “Master Fund”) as of March 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in partners’ capital for each of the two years in the period then ended, including the related notes, and the financial highlights (as presented in Note 12 to the financial statements) for each of the four years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Fund as of March 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its partners’ capital for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Master Fund’s financial highlights for the year ended March 31, 2016 were audited by other auditors whose report dated May 31, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on the Master Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and underlying fund managers or by other appropriate auditing procedures where replies from underlying fund managers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more funds advised by Hatteras Funds, LP since 2013.

COHEN & COMPANY, LTD.
Cleveland, Ohio
June 1, 2020

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Board of Directors
(Unaudited)

The identity of the Board members (each a “Director”) and brief biographical information is set forth below. The business address of each Director is care of Hatteras Investment Partners, 8510 Colonnade Center Drive, Suite 150, Raleigh, NC 27615. The term of office of each Director is from the time of such Director’s election and qualification until his or her successor shall have been elected and shall have qualified, or until he or she is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days’ prior written notice to the Board and may be removed either by a vote of a majority of the Board not subject to the removal vote or of Limited Partners holding not less than two-thirds of the total number of votes eligible to be cast by all of the Limited Partners.

Name & Date of Birth	Position(s) Held with the Feeder Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex[1] Overseen by Director
INTERESTED DIRECTOR
David B. Perkins[2] July, 1962	President and Chairman of the Board of Directors	Since Inception	President and Trustee, each fund in the Fund Complex (2004 to Present); Chief Executive Officer of Hatteras Investment Partners, LP (2014 to Present); Co-Founder of Hatteras Investment Partners LLC and its affiliated entities (“Hatteras Funds”) in 2003.	6
INDEPENDENT DIRECTORS
H. Alexander Holmes May, 1942	Director; Audit Committee Member	Since Inception	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to Present).	6
Steve E. Moss, CPA February, 1953	Director; Audit Committee Member	Since Inception	Principal, Holden, Moss, Knott, Clark & Copley, PA, accountants and business consultants (1996 to Present).	6
Gregory S. Sellers May, 1959	Director; Audit Committee Member	Since Inception	Chief Financial Officer, Chief Operating Officer, Spectrum Consultants, Inc., a sales marketing firm in the prior housing industry (2015 to present); Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (2009 to Present).	6
Thomas Mann February, 1950	Director; Audit Committee Member	Since 2013	Private Investor (2012 to Present).	6

[1]	The “Fund Complex” consists of, as of March 31, 2020, the Feeder Funds, the Master Fund, and Hatteras VC Co-Investment Fund II, LLC.
[2]	Deemed to be an “interested” Director of the Master Fund because of his affiliations with Hatteras Funds.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Fund Management
(Unaudited)

Set forth below is the name, date of birth, position with the Master Fund, length of term of office, and the principal occupation for the last five years of each of the persons currently serving as Executive Officers of the Master Fund. The business address of each officer is care of Hatteras Investment Partners, 8510 Colonnade Center Drive, Suite 150, Raleigh, NC 27615.

Name & Date of Birth	Position(s) Held with the Feeder Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Officer	Number of Portfolios in Fund Complex[1] Overseen by Officer
OFFICERS
Andrew P. Chica September, 1975	Chief Compliance Officer	Since 2008

Compliance Director, Cipperman Compliance Services (from 2019 to present); Chief Compliance Officer, Hatteras Investment Partners (from 2014 to 2019); Chief Compliance Officer, Hatteras Investment Partners and Hatteras Capital Investment Management (from 2007 to 2014), Chief Compliance Officer, Hatteras Alternative Mutual Funds, LLC (from 2009 to 2014).

N/A
Allison Zollicoffer[2] March, 1956	Treasurer	Since 2019

Chief Financial Officer, Hatteras Investment Partners (2018 to present); self-employed as Fractional CFO/Financial Consultant with companies in wholesale distribution, real estate, specialty apparel and light manufacturing (since 2012).

N/A
Brittney L. Chick-Reny[3] February, 1993	Secretary	Since 2019	Director of Operations,Hatteras Investment Partners (2019 to present); Operations Associate (2019).	N/A

[1]	The “Fund Complex” consists of, as of March 31, 2020, the Feeder Funds, the Master Fund, and Hatteras VC Co-Investment Fund II, LLC.
[2]	Allison Zollicoffer was appointed Treasurer effective May 1, 2019.
[3]	Brittney L. Chick-Reny was appointed Secretary effective December 4, 2019.

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Other Information
(Unaudited)

PROXY VOTING

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and the Master Fund’s record of actual proxy votes cast during the period ended June 30, 2019 is available at http://www.sec.gov and by calling 1-800-504-9070 and may be obtained at no additional charge.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor, Form N-PORT). The Master Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT

At a meeting of the Master Fund’s Board held on March 11, 2020, by a unanimous vote, the Board, including a majority of the Directors who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, approved the Investment Advisory Agreement and Sub-Advisory Agreement for the Master Fund.

The Independent Directors evaluated the Agreements in light of information they had requested and received from the Adviser and Portfolio Advisors prior to the meeting. The Directors reviewed these materials with management of the Adviser and legal counsel to the Independent Directors. The Independent Directors considered whether the Agreements would be in the best interests of the Funds and their shareholders and the overall fairness of the Agreements. Among other things, the Independent Directors reviewed information concerning: (1) the nature, extent and quality of services to be provided by each of Hatteras and Portfolio Advisors to the Master Fund; (2) the performance of the Master Fund; (3) the Master Fund’s advisory and sub-advisory fee, overall Master Fund expenses, and the profits realized by Hatteras and its affiliates from its relationship with the Master Fund; (4) the extent to which economies of scale will be realized as the Master Fund grows and the extent to which fee levels reflect such economies of scale, if any, for the benefit of the Master Fund’s partners; (5) the ancillary benefits and other factors. In their deliberations, the Independent Directors did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Independent Director attributed different weights to the various factors.

The Independent Directors reviewed, and discussed with Hatteras, comparative performance, advisory fee and overall Fund expense information for the Master Fund versus other similar closed-end hedge fund of funds. Management stated that there were few truly comparative funds. Hatteras discussed with the Independent Directors the construction of the comparative fund group. The Independent Directors also compared the Funds’ advisory fee and overall Fund expenses versus a universe of comparable closed-end fund of hedge funds, as compiled by Hatteras. Discussion ensued regarding the fee and expense comparisons.

Nature, Extent and Quality of Services Provided to the Master Fund.

The Independent Directors considered information it believed necessary to assess the nature and quality of services to be provided to the Master Fund by Hatteras and Portfolio Advisors. The Independent Directors noted Hatteras will continue to serve in its role as investment adviser to the Master Fund, and that the Master Fund’s current portfolio managers will continue to provide services to the Master Fund. The Independent Directors considered the advisory services and other services to be provided by Hatteras, as well as the services to be provided by Portfolio Advisors as sub-adviser, noting that such services are not expected to change. The Independent Directors noted management’s explanation about how fees and services were allocated and delegated between Hatteras and Portfolio Advisors. The Independent Directors noted the positive 5-year and 10-year performance numbers. The Independent Directors considered that the Master Fund’s investment objective and policies are not expected to change. The Board members considered that Adviser’s due diligence process would continue to utilize the same investment team.

Investment Performance of the Master Fund.

The Independent Directors considered the investment performance of the Master Fund. The Independent Directors reviewed the Master Fund’s performance against certain peers, noting that it appeared that past changes appear to be continuing to improve performance. The Independent Directors asked several questions about the Master Fund’s performance against

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Other Information (Continued)

(Unaudited)

certain peers and whether the peer group was properly representative. Mr. Perkins stated that the peer group is the most representative possible given that it is very difficult to find performance information for this type of evergreen private equity fund. The Independent Directors also considered the Master Fund’s performance versus two benchmark indices identified by Hatteras.

Costs of Services Provided and Profits Realized by Hatteras.

In connection with the Independent Directors’ consideration of the level of the advisory services, the Independent Directors considered a number of factors. The Independent Directors noted that Hatteras is not requesting a change to the advisory fee rate or performance allocation rate to be paid under the Advisory Agreement. Based on current Fund asset levels, management indicated that Hatteras earned a small profit margin providing services to the Master Fund. The Independent Directors noted the differing services and responsibilities provided by Hatteras and Portfolio Advisors. The Independent Directors considered the relative profitability of Hatteras. Mr. Zollicoffer indicated that Hatteras has continued efforts to cut internal costs and hoped profitability would improve in the short-term. Mr. Zollicoffer described expenses related to marketing and the Independent Directors discussed and considered the impacts this could have on the Funds. Based on the information provided, the Independent Directors determined that, based on the information provided, Hatteras did not earn excessive profits.

The Independent Directors’ analysis of the Master Fund’s advisory fee and overall expenses included a discussion of the Master Fund’s fees. The Independent Directors also considered the fee and expense information provided by the Adviser, including the Adviser’s representations that fees and expenses were reasonable in light of the services rendered and were within the range of fees and expenses charged to similar-managed accounts and funds. In connection with the Independent Directors’ consideration of the level of the advisory fees, the Independent Directors considered a number of factors and determined that the fees and expenses were not unreasonable.

Economies of Scale and Fee Levels Reflecting Those Economies.

The Independent Directors considered the extent to which economies of scale were expected to be realized relative to fee levels as the Master Fund’s assets grow, and whether the advisory fee levels reflect these economies of scale for the benefit of the Master Fund. After discussions of the Independent Directors concerning Hatteras’ expected profitability and growth in assets for the Master Fund, the Independent Directors noted that it will address the issue if Master Fund assets grow.

Other Benefits.

In addition to the above factors, the Independent Directors also discussed other benefits received by Hatteras from its management of the Master Fund, including ancillary benefits that could accrue to Hatteras. The Independent Directors noted that Hatteras receives a fund servicing fee for its services as servicing agent to the Master Fund under a fund servicing agreement. It was noted that Hatteras may waive (to all investors on a pro rata basis) or pay to third parties all or a portion of the fund servicing fee in its sole discretion. The Board also noted that Hatteras Capital Distributors, LLC receives service fees from Hatteras and sales charges (which may be subject to waivers or reductions) with respect to the Master Fund. It was further discussed that the full amount of the sales charges may also be subject to waivers or reductions and may be re-allowed by Hatteras Capital Distributors, LLC to third parties. After further discussion, upon motion duly made and seconded, the Board of the Master Fund, including a majority of Independent Directors voting separately, unanimously adopted the following resolutions:

WHEREAS, the terms of the Investment Advisory Agreement (the “Advisory Agreement”) between Hatteras Funds, LP (the “Adviser”) and the Master Fund, are found to be fair and reasonable;

WHEREAS, the terms of the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Adviser, Portfolio Advisors and the Master Fund, are found to be fair and reasonable;

NOW, THEREFORE, BE IT RESOLVED, that the Advisory Agreement with respect to the Funds is approved by a majority of the Directors, including a majority of the Directors who are not interested persons of the Funds or the Adviser (as defined in the Investment Company Act of 1940, as amended) for an additional year; and be it further

HATTERAS MASTER FUND, L.P.
(a Delaware Limited Partnership)

Other Information (Concluded)

(Unaudited)

RESOLVED, that the Sub-Advisory Agreement with respect to the Funds is approved by a majority of the Directors, including a majority of the Directors who are not interested persons of the Funds or the Adviser (as defined in the Investment Company Act of 1940, as amended) for an additional year.

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Hatteras Core Alternatives Funds

8510 Colonnade Center Drive, Suite 150
Raleigh, NC 27615

Investment Manager and Fund Servicing Agent

Hatteras Funds, LP
d/b/a Hatteras Investment Partners
8510 Colonnade Center Drive, Suite 150
Raleigh, NC 27615

Sub-Adviser

Portfolio Advisors, LLC
9 Old Kings Highway South
Darien, CT 06820

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Fund Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square
Suite 2000
Philadelphia, PA 19103

Administrator and Fund Accountant

U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
811 East Wisconsin Ave.
Milwaukee WI 53202

Custodian

U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

Distributor

Hatteras Capital Distributors, LLC
8510 Colonnade Center Drive, Suite 150
Raleigh, NC 27615

HATTERASINVESTMENTPARTNERS.COM / T: 919.846.2324 / F: 919.846.3433 8510 COLONNADE CENTER DRIVE / SUITE 150 / RALEIGH, NC 27615-6520

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Messrs. Steve E. Moss, H. Alexander Holmes, Gregory S. Sellers, and Thomas Mann are each qualified as “audit committee financial experts” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 03/31/20	FYE 03/31/19
Audit Fees	$120,000	$122,000
Audit-Related Fees	-	-
Tax Fees	$107,900	$108,900
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

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The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 03/31/2020	FYE 03/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 03/31/2020	FYE 03/31/2019
Registrant	$107,900	$108,900
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

HATTERAS FUNDS, LP

(the “Adviser”)

PORTFOLIO ADVISORS, LLC

(“Portfolio Advisors”, together with the Adviser, the “Investment Managers”)

HATTERAS MASTER FUND, L.P.

(the “Master Fund”)

HATTERAS CORE ALTERNATIVES FUND, L.P.

HATTERAS CORE ALTERNATIVES TEI FUND, L.P.

HATTERAS CORE ALTERNATIVES INSTITUTIONAL FUND, L.P.

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.

(collectively, the “Feeder Funds”, together with the Master Fund, the “Funds”)

PROXY VOTING POLICY

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This statement sets forth the policy of the Investment Managers with respect to the exercise of corporate actions and proxy voting authority.

The Master Fund invests substantially all of its assets in adviser accounts and securities of private investment funds (“Adviser Funds”), which include, but are not limited to, private partnerships, limited liability companies or similar entities managed by advisers (commonly referred to as “hedge funds,” “private equity funds” or “private funds”). Investments in Adviser Funds do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Investment Managers and/or the Master Fund may receive notices from such Adviser Funds seeking the consent of holders in order to materially change certain rights within the structure of the security itself or change material terms of the Adviser Funds’ limited partnership agreement, limited liability company operating agreement or similar agreement with investors. To the extent that the Master Fund receives notices or proxies from Adviser Funds (or receives proxy statements or similar notices in connection with any other portfolio securities), the Master Fund has delegated proxy voting responsibilities with respect to the Master Fund’s portfolio securities to the Investment Managers, subject to the board of directors’ general oversight and with the direction that proxies should be voted consistent with the Master Fund’s best economic interests. In general, the Investment Managers believe that voting proxies in accordance with the policies described below will be in the best interests of the Funds. If an analyst, trader or partner of the Investment Managers believes that voting in accordance with stated proxy-voting guidelines would not be in the best interests of the Funds, the proxy will be referred to the Investment Managers’ Chief Compliance Officers for a determination of how such proxy should be voted.

The Investment Managers will generally vote to support management recommendations relating to routine matters such as the election of directors (where no corporate governance issues are implicated), the selection of independent auditors, an increase in or reclassification of common stock, the addition or amendment of indemnification provisions in the company’s charter or by-laws, changes in the board of directors and compensation of outside directors. The Investment Managers will generally vote in favor of management or shareholder proposals that the Investment Managers believe will maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the company’s board of directors and management and maintain or increase the rights of shareholders.

On non-routine matters, the Investment Managers will generally vote in favor of management proposals for mergers or reorganizations, reincorporation plans, fair-price proposals and shareholder rights plans so long as such proposals are in the best economic interests of the Master Fund.

If a proxy includes a matter to which none of the specific policies described above or in the Investment Managers’ stated proxy-voting guidelines is applicable or a matter involving an actual or potential conflict of interest as described below, the proxy will be referred to the Investment Managers’ Chief Compliance Officers for a determination of how such proxy should be voted.

In exercising its voting discretion, the Investment Managers and their employees will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Investment Managers (or an affiliate of the Investment Managers), any issuer of a security for which the Investment Managers (or an affiliate of the Investment Managers) acts as sponsor, advisor, manager, custodian, distributor, underwriter, broker or other similar capacity or any person with whom the Investment Managers (or an affiliate of the Investment Managers) has an existing material contract or business relationship not entered into in the ordinary course of business (the Investment Managers and such other persons having an interest in the matter being called “Interested Persons”), the Investment Managers will make written disclosure of the conflict to the independent directors of the Master Fund indicating how the Investment Managers propose to vote on the matter and the reasons for doing so. If the Investment Managers do not receive timely written instructions as to voting or non-voting on the matter from the Master Fund’s Independent Directors, the Investment Managers may take any of the following actions which they deem to be in the best interests of the Feeder Fund: (i) engage an independent third party to determine whether and how the proxy should be voted and vote or refrain from voting on the matter as determined by the third party; (ii) vote on the matter in the manner proposed to the Independent Directors if the vote is against the interests of all Interested Persons; or (iii) refrain from voting on the matter.

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The voting rights of members of the Master Fund will be substantially similar to those of the limited partners (the “Partners”) of the Feeder Funds. Whenever a Feeder Fund, as a member of the Master Fund, is requested to vote on matters pertaining to the Master Fund, the Feeder Fund will seek voting instructions from its Partners and will vote its Master Fund interest for or against such matters proportionately to the instructions to vote for or against such matters received from its Partners. In the event that a Feeder Fund does not receive voting instructions from its Partners, the portion of that Fund’s Master Fund interest allocable to such Partners will be voted in the same proportions as the portion with respect to which it has received voting instructions.

The Funds are required to file Form N-PX, with their complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Each of the Funds’ Form N-PX filings are available: (i) without charge, upon request, by calling 1-800-390-1560, or (ii) by visiting the SEC’s website at www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following table provides biographical information about the members of the Investment Committee of the Adviser and Portfolio Advisors, (the “Investment Committee”), who are primarily responsible for the day-to-day portfolio management of the Master Fund as of March 31, 2020

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Name of Investment Committee Member	Title	Length of Time of Service to the Funds	Business Experience During the Past 5 Years	Role of Investment Committee Member
David B. Perkins	Chief Executive Officer of the Investment Manager and President of the Funds	Since inception	Mr. Perkins has been Chief Executive Officer of Hatteras Funds, LP from 2014 to present and founded Hatteras Funds and its affiliated entities in September 2003 Prior to that, he was co-founder and Managing Partner of CapFinancial Partners, LLC	Strategic recommendations and portfolio oversight.
Brian P. Murphy	Managing Director of Portfolio Advisors	Since April 28, 2017	Mr. Murphy is the managing member and a Managing Director of Portfolio Advisors, a member of the firm’s Management Committee, and serves as a voting member of most of the firm’s Investment Committees. Mr. Murphy has been with Portfolio Advisors since 1996. Previously, he was a Senior Vice President of Morris Anderson Investment Advisors, where he co-managed a $385 million portfolio of direct and partnership investments. He started his private equity advisory career while at Chemical Bank Corporation. Mr. Murphy has served as a director of nine client portfolio companies and has served or is serving as an Advisory Board member of twenty-four private equity partnerships and has received his BA from Brigham Young University and his MBA from Columbia University.	Strategic recommendations and portfolio oversight.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Master Fund and the Feeder Funds, for which the members of the Investment Committee are primarily responsible for the day-to-day portfolio management as of March 31, 2020:

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Name of Investment Committee Member	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
David B. Perkins	Registered Investment Companies	2	$300,664,882	0	$-
	Other Pooled Investment Vehicles*	5	$51,242,233	0	$-
	Other Accounts	-	$-	0	$-
					$-
Brian P. Murphy	Registered Investment Companies	1	$299,317,666	0	$-
	Other Pooled Investment Vehicles*	-	$-	0	$-
	Other Accounts	-	$-	0	$-

*	The assets in the "Other Pooled Investment Vehicles" section for the designated investment committee member(s) includes committed capital amounts for certain assets.

Potential Conflicts of Interests

Messrs. Perkins and Murphy are responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including unregistered hedge funds and funds of hedge funds. They may manage separate accounts and other pooled investment vehicles which may have materially higher, lower or different fee arrangements than the registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and/or pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The Investment Managers has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the Investment Managers has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

The compensation of the members of the Investment Committee may include a combination of the following: (i) fixed annual salary; (ii) a variable portion of the Management Fee paid by the Master Fund to HIP; and (iii) a variable portion of any Performance Allocation allocated to the General Partner of the Master Fund. The Performance Allocation is equal to 10% of the excess of the new net profits of the partner interests in the Master Fund (calculated and accrued monthly and payable annually and calculated separately for each fund that serves as a feeder fund to the Master Fund) over the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year.

(a)(4) Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each member of the Investment Committee in the Fund as of March 31, 2020:

Investment Committee Member	Dollar Range of Fund Shares Beneficially Owned
David B. Perkins	None
Brian P. Murphy	None

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year ended March 31, 2020 reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hatteras Master Fund, L.P.

By (Signature and Title)	/s/ David B. Perkins
David B. Perkins, President

Date	June 11, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David B. Perkins
David B. Perkins, President

Date	June 11, 2020

By (Signature and Title)	/s/ Allison Zollicoffer
Allison Zollicoffer, Treasurer

Date	June 11, 2020

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